                                                                    Exhibit 10.8

                                 Lease Agreement
                                    (NNN R&D)
                             Basic Lease Information

Lease Date:                  August 11, 1999

Landlord:                    LINCOLN-RECP OLD OAKLAND OPCO, LLC,
                             a Delaware limited liability company

Landlord's Address:          c/o Legacy Partners Commercial, Inc.
                             101 Lincoln Centre Drive, Fourth Floor
                             Foster City, California 94404-l167

Tenant:                      NetFlix.com,
                             a Delaware corporation

Tenant's Address:            Before Commencement Date:
                             750 University Avenue
                             Los Gatos, California  95032-7606
                             Attention: Barry McCarthy

                             After Commencement Date:
                             750 University Avenue
                             Los Gatos, California 95032-7607
                             Attention: Barry McCarthy

Premises:                    Approximately 31,830 rentable square feet as shown
                             on Exhibit A
                                ---------

Premises Address:            2219 Old Oakland Road
                             San Jose, California 95131-1402

Building:                    Approximately 55,976 rentable square feet
Lot (Building's tax parcel): APN 237-01-044
Park::                       Approximately 138,366 rentable square feet

Term: November 1, 1999 ("Commencement Date"), through October 31, 2004 ("Expiration Date")

Base Rent ((P)3):            Thirty Six Thousand Six Hundred Five and 00/100
                             Dollars (36,605.00)

Adjustment to Base Rent:     November 1, 2000       $38,196.00
                             November 1, 2001       $39,788.00
                             November 1, 2002       $41,379.00
                             November 1, 2003       $42,971.00

Security Deposit ((P)4):     Two Hundred Nineteen Thousand Six Hundred Thirty
                             and 00/100 Dollars ($219,630.00), subject to the adjustments set forth in Section 4 of the Lease.

*Tenant's Share of Operating Expenses ((P)6.1):      56.86% of the Building, 23%
                                                     of the Park
*Tenant's Share of Tax Expenses ((P)6.2):            23% of the Park
*Tenant's Share of Common Area Utility Costs ((P)7): 56.86% of the Building, 23%
                                                     of the Park
*Tenant's Share of Utility Expenses ((P)17):         23% of the Building
*The amount of Tenant's Share of the expenses as referenced above shall be subject to modification as set forth in this Lease.

Permitted Uses ((P)9):       Fulfillment and distribution center of DVD rental
                             including general office and administration, marketing, R&D, storage, distribution and light manufacturing, but only to extent permitted by the City of San Jose and all agencies and governmental authorities having jurisdiction thereof.

Unreserved
Parking Spaces:              One hundred twenty-seven (127) non-exclusive and
                             non-designated spaces

Broker ((P)38):              Cornish & Carey Commercial Tenant
                             Grubb & Ellis for Landlord

Exhibits:  Exhibit A -  Premises, Building, Lot and/or Park
           Exhibit B -  Tenant Improvements
           Exhibit C -  Rules and Regulations
           Exhibit D -  Covenants, Conditions and Restrictions (Intentionally
                        omitted)
           Exhibit E - Hazardous Materials Disclosure Certificate - Example Exhibit F - Change of Commencement Date - Example
           Exhibit G -  Tenant's Initial Hazardous Materials Disclosure
                        Certificate
           Exhibit H -  Sign Criteria (Intentionally omitted)
           Exhibit I -  Subordination, Non-Disturbance and Attornment Agreement

                                Table of Contents

Section                                                                   Page
-------                                                                   ----

1.  Premises ...........................................................     4
2.  Adjustment of Commencement Date; Condition of the Premises .........     4
3.  Rent ...............................................................     5
4.  Security Deposit ...................................................     5
5.  Tenant Improvements ................................................     6
6.  Additional Rent ....................................................     6
7.  Utilities ..........................................................     8
8.  Late Charges .......................................................     9
9.  Use of Premises ....................................................     9
10. Alterations and Additions; and Surrender of Premises ...............    10
11. Repairs and Maintenance ............................................    11
12. Insurance ..........................................................    12
13. Waiver of Subrogation ..............................................    14
14. Limitation of Liability and Indemnity ..............................    14
15. Assignment and Subleasing ...........................................   15
16. Ad Valorem Taxes ...................................................    16
17. Subordination ......................................................    16
18. Right of Entry .....................................................    17
19. Estoppel Certificate ...............................................    17
20. Tenant's Default ...................................................    18
21. Remedies for Tenant's Default ......................................    18
22. Holding Over .......................................................    19
23. Landlord's Default .................................................    20
24. Parking ............................................................    20
25. Sale of Premises ...................................................    20
26. Waiver .............................................................    20
27. Casualty Damage ....................................................    20
28. Condemnation .......................................................    22
29. Environmental Matters/Hazardous Materials ..........................    22
30. Financial Statements ...............................................    24
31. General Provisions .................................................    25
32. Signs ..............................................................    26
33. Mortgagee Protection ...............................................    26
34. Quitclaim ..........................................................    27
35. Modifications for Lender ...........................................    27
36. Warranties of Tenant ...............................................    27
37. Compliance with Americans with Disabilities Act ....................    27
38. Brokerage Commission ...............................................    28
39. Quiet Enjoyment ....................................................    28
40. Landlord's Ability to Perform Tenant's Unperformed Obligations .....    28
41. Tenant's Early Termination Option:..................................    28

                                 LEASE AGREEMENT

Date: This Lease is made and entered into as of the Lease Date set forth on Page 1. The Basic Lease Information set forth on Page 1 and this Lease are and shall be construed as a single instrument.

1.   Premises

     Landlord hereby leases the Premises to Tenant upon the terms and conditions contained herein. Landlord hereby grants to Tenant a license for the right to use, on a non-exclusive basis, parking areas and ancillary facilities located within the Common Areas of the Park, subject to the terms of this Lease. Landlord and Tenant hereby agree that for purposes of this Lease, as of the Lease Date, the rentable square footage area of the Premises, the Building, the Lot and the Park shall be deemed to be the number of rentable square feet as set forth in the Basic Lease Information on Page 1. Tenant hereby acknowledges that the rentable square footage of the Premises may include a proportionate share of certain areas used in common by all occupants of the Building and/or the Park (for example an electrical room or telephone room). Tenant further agrees that the number of rentable square feet of the Building, the Lot and the Park may subsequently change after the Lease Date commensurate with any modifications to any of the foregoing by Landlord, and Tenant's Share shall accordingly change.

2.   Adjustment of Commencement Date; Condition of the Premises

     2.1 If Landlord cannot deliver possession of the Premises on the Commencement Date, Landlord shall not be subject to any liability nor shall the validity of the Lease be affected; provided, the Lease Term and the obligation to pay Rent shall commence on the date possession is tendered in the condition required under this Lease (including the substantial completion of the Tenant Improvements), with all governmental permits required for such improvements, and the Base Rent Adjustment dates and the Expiration Date shall be extended commensurately. In the event the Commencement Date and/or the Expiration Date of this Lease is other than the Commencement Date and/or Expiration Date specified in the Basic Lease Information, as the case may be, Landlord and Tenant shall execute a written amendment to this Lease, substantially in the form of Exhibit
                                                                        -------
F hereto, wherein the parties shall specify the actual commencement date,
-
expiration date and the date on which Tenant is to commence paying Rent.
The word "Term" whenever used herein refers to the initial term of this Lease and any extension thereof. By taking possession of the Premises, Tenant shall be deemed to have accepted the Premises in good condition and state of repair. Tenant hereby acknowledges and agrees that neither Landlord nor Landlord's agents or representatives has made any representations or warranties as to the suitability. safety or fitness of the Premises for the conduct of Tenant's business, Tenant's intended use of the Premises or for any other purpose. Landlord shall deliver possession of the Premises with the roof, HVAC system, electrical, plumbing and lighting in good working condition, all carpets cleaned, walls and ceiling in good repair "like new". Landlord shall repair, at its sole cost and expense, after receipt of Tenant's written notice thereof, which notice must be delivered to Landlord within the first ninety (90) days of the term of this Lease, any (i) defects in the Premises, and (ii) any mechanical and electrical systems serving the Premises which are not in good working order to the extent Tenant has not caused such systems to not be in good working order. If Tenant fails to timely deliver to Landlord any such written notice of the aforementioned defects or deficiencies within said 90-day period, Landlord shall have no obligation to perform any such work thereafter, except as specifically provided in this Lease.

Notwithstanding the foregoing to the contrary, (A) in the event that for reasons other than the occurrence of a Force Majeure Delay (as hereinafter defined) or a Tenant Delay (as hereinafter defined) the substantial completion of the Tenant Improvements ("T.I. Completion") has not occurred by the date which is one hundred twenty (120) days after the date the Lease is fully executed ("Termination Date"), Tenant may elect to terminate the Lease. Termination of the Lease by Tenant as provided for herein shall be the sole and exclusive remedy of Tenant for Landlord's failure to deliver the Premises. Tenant shall exercise the right to terminate provided for herein by giving Landlord written notice of its intent to so terminate ("Termination Notice"). The Termination Notice shall be given, if at all, on or before the date which is five (5) days after the Termination Date. Termination of the Lease shall he effective sixty
(GO) days after Landlord's receipt of the Termination Notice. In the event that Tenant gives the Termination Notice, and in the further event that during such sixty (60) day period, the TI Completion Date occurs, the Tenant shall not be entitled to terminate the Lease as provided for herein. For purposes of this paragraph the term "Force Majeure Delay" shall mean any actual delay beyond the reasonable control of Landlord in completion of the Tenant Improvements which is not a Tenant Delay and which is caused by, without limitation, any one or more of the following: (a) wars; (b) fire; (c) earthquake, flood or other natural disaster, (d) unusual and unforeseeable delay not within the reasonable control of Landlord: (e) casualties; (f) other acts of God; or (g) governmental action or inaction (including failure, refusal or delay in issuing permits, approvals and/or authorizations), or injunction, permit appeal or court order requiring cessation of construction taking place in the Premises.

The Term "Tenant Delay" shall mean any delay in completion of the Tenant Improvements resulting from any or all of the following: (i) Tenant's failure to timely perform any of its obligations under the Lease, including any failure to complete on or before the date due thereof, any actual item which is Tenant's responsibility to complete or perform; (ii) Tenant's delay in approving plans, specifications, drawings, and any other documents setting forth and/or describing the Tenant Improvements, including, without limitation, the Final Drawings, beyond those periods of time permitted by the terms of the Lease;
(iii) Tenant's changes to Landlord and Tenant approved plans, specifications, drawings or any other documents describing and/or depicting the Tenant Improvements; (iv) Tenant's request for materials, finishes, or installations which are not readily available or which are incompatible with Landlord's standard materials, finishes or installations for the Premises; (v) Tenant's use or occupancy of the Premises during the construction of the Tenant Improvements or any act or failure to act by Tenant in connection with its use or occupancy of the Premises during the construction of the Tenant Improvements. Upon termination of the Lease by Tenant pursuant to the terms of this paragraph, Landlord shall promptly return all prepaid Rent to Tenant.

     2.2 In the event Landlord permits Tenant to occupy the Premises prior to the Commencement Date, such occupancy shall be at Tenant's sole risk and subject to all the provisions of this Lease, including, but not limited to, the requirement to pay Rent and the Security Deposit, and to obtain the insurance required pursuant to this Lease and to deliver insurance certificates as required herein. Landlord shall permit Tenant to enter the Premises following full execution of this Lease, prior to the Commencement Date, for the purpose of installing its furniture, equipment, data, telecommunications and cabling systems and trade fixtures. Such use of the Premises shall be subject to all of the provisions the Lease, except the obligation to pay any Rent thereunder. In addition to the foregoing, Landlord shall have the right to impose such additional conditions on Tenant's early entry as Landlord shall deem appropriate. Landlord shall not allow any other tenant to occupy the portion of the Building adjacent to the Premises until the demising wall is installed.

3.   Rent

     On the date that Tenant executes this Lease, Tenant shall deliver to Landlord the original executed Lease, the Base Rent (which shall be applied against the Rent payable for the first month Tenant is required to pay Base
Rent), the Security Deposit, and all insurance certificates evidencing the insurance required to be obtained by Tenant under Section 12 of this Lease. Tenant agrees to pay Landlord, without prior notice or demand, or abatement, offset, deduction or claim, the Base Rent specified in the Basic Lease Information, payable in advance at Landlord's address specified in the Basic Lease Information on the Commencement Date and thereafter on the first (1st) day of each month throughout the balance of the Term of the Lease. In addition to the Base Rent set forth in the Basic Lease Information, Tenant shall pay Landlord in advance on the Commencement Date and thereafter on the first (1st) day of each month throughout the balance of the Term of this Lease, as Additional Rent, Tenant's Share of Operating Expenses, Tax Expenses, Common Area Utility Costs, and Utility Expenses. Tenant shall also pay to Landlord as Additional Rent hereunder, immediately on Landlord's demand therefor, any and all costs and expenses incurred by Landlord to enforce the provisions of this Lease, including, but not limited to, costs associated with the delivery of notices, delivery and recordation of notice(s) of default, attorneys' fees, expert fees, court costs and filing fees (collectively, the "Enforcement Expenses"). The term "Rent" whenever used herein refers to the aggregate of all these amounts. If Landlord permits Tenant to occupy the Premises without requiring Tenant to pay rental payments for a period of time, the waiver of the requirement to pay rental payments shall only apply to waiver of the Base Rent and Tenant shall otherwise perform all other obligations of Tenant required hereunder. The Rent for any fractional part of a calendar month at the commencement or termination of the Lease term shall be a prorated amount of the Rent for a full calendar month based upon a thirty (30) day month. The prorated Rent shall be paid on the Commencement Date and the first day of the calendar month in which the date of termination occurs, as the case may be.

4.   Security Deposit

     Upon Tenant's execution of this Lease, Tenant shall deliver to Landlord, as a Security Deposit for the performance by Tenant of its obligations under this Lease, the amount specified in the Basic Lease Information. If Tenant is in default, Landlord may, but without obligation to do so, use the Security Deposit, or any portion thereof, to cure the default or to compensate Landlord for all damages sustained by Landlord resulting from Tenant's default, including, but not limited to the Enforcement Expenses. Tenant shall, immediately on demand, pay to Landlord a sum equal to the portion of the Security Deposit so applied or used so as to replenish the amount of the Security Deposit held to increase such deposit to the amount initially deposited with Landlord. As soon as practicable after the termination of this Lease, Landlord shall return the Security Deposit to Tenant, less such amounts as are reasonably necessary, as determined solely by Landlord, to remedy Tenant's default(s) hereunder or to otherwise restore the Premises to a clean and safe condition, reasonable wear and tear excepted. If the cost to restore the Premises exceeds the amount of the Security Deposit, Tenant shall promptly deliver to Landlord any and all of such excess sums as reasonably determined by Landlord. Landlord shall not be required to keep the Security Deposit separate from other funds, and, unless otherwise required by law, Tenant shall not be entitled to interest on the Security Deposit. In no event or circumstance shall Tenant have the right to any use of the Security Deposit and, specifically, Tenant may not use the Security Deposit as a credit or to otherwise offset any payments required hereunder, including, but not limited to, Rent or any portion thereof. Notwithstanding the foregoing, on the third anniversary of the Commencement Date of the Lease, or following Tenant's public offering of its stock and subsequent achievement of a net worth of at least Forty Million Dollars ($40,000,000.00) and such net worth is then sustained for three consecutive financial quarters and substantiated by financial reports provided by Tenant to Landlord, which ever event occurs sooner, and, so long as Tenant has not been in material default of the Lease beyond any applicable cure period, the Security Deposit shall be reduced to Forty Two Thousand Nine Hundred Seventy-One and OO/lOO Dollars ($42,971.00). In the event that the Security Deposit is reduced, as set forth herein, Landlord and Tenant shall execute an Amendment to the Lease signifying such reduction in the Security Deposit and the excess amount of Security Deposit held by Landlord shall be immediately returned to Tenant.

 5.     TENANT IMPROVEMENTS

        Tenant hereby accepts the Premises as suitable for Tenant's intended use and as being in good operating order, condition and repair, "AS IS", except as specified in Exhibit B attached hereto or elsewhere expressed in this Lease. Landlord or Tenant, as the case may be, shall install and construct the Tenant Improvements (as such term is defined in Exhibit B hereto) in accordance with the terms, conditions, criteria and provisions set forth in Exhibit B. Landlord and Tenant hereby agree to and shall be bound by the terms, conditions and provisions of Exhibit B. Tenant acknowledges and agrees that neither Landlord nor any of Landlord's agents, representatives or employees has made any representations as to the suitability, fitness or condition of the Premises for the conduct of Tenant's business or for any other purpose, including without limitation, any storage incidental thereto. Any exception to the foregoing provisions must be made by express written agreement by both parties.

 6.     ADDITIONAL RENT

        It is intended by Landlord and Tenant that this Lease be a "triple net lease." The costs and expenses described in this Section 6 and all other sums, charges, costs and expenses specified in this Lease other than Base Rent are to be paid by Tenant to Landlord as additional rent (collectively, "Additional Rent").

        6.1    Operating Expenses: In addition to the Base Rent set forth in
 Section 3, Tenant shall pay Tenant's Share, which is specified in the Basic Lease Information, of all Operating Expenses as Additional Rent. The term "Operating Expenses" as used herein shall mean the total amounts paid or payable by Landlord in connection with the ownership, maintenance, repair and operation of the Premises, the Building and the Lot, and where applicable, of the Park referred to in the Basic Lease Information. The amount of Tenant's Share of Operating Expenses shall be reviewed from time to time by Landlord and shall be subject to modification by Landlord if there is a change in the rentable square footage of the Premises, the Building and/or the Park. These Operating Expenses may include, but are not limited to:

               6.1.1 Landlord's cost of repairs to, and maintenance of, the roof, the roof membrane and the exterior walls of the Building;

               6.1.2 Landlord's cost of maintaining the outside paved area, landscaping and other common areas for the Park. The term "Common Areas" shall mean all areas and facilities within the Park exclusive of the Premises and the other portions of the Park leasable exclusively to other tenants. The Common Areas include, but are not limited to, interior lobbies, mezzanines, parking areas, access and perimeter roads, sidewalks, rail spurs, landscaped areas and similar areas and facilities;

               6.1.3 Landlord's annual cost of insurance insuring against fire and extended coverage (including, if Landlord elects, "all risk" or "special purpose" coverage) and all other insurance, including, but not limited to, earthquake, flood and/or surface water endorsements for the Building, the Lot and the Park (including the Common Areas), rental value insurance against loss of Rent in an amount equal to the amount of Rent for a period of at least six (6) months commencing on the date of loss, and subject to the provisions of
 Section 27 below, any deductible;

               6.1.4 Landlord's cost of: (i) modifications and/or new improvements to the Building, the Common Areas and/or the Park occasioned by any rules, laws or regulations effective subsequent to the date on which the Building was originally constructed; (ii) reasonably necessary replacement improvements to the Building, the Common Areas and the Park after the Lease Date; and (iii) new improvements to the Building, the Common Areas and/or the Park that reduce operating costs (to the extent of the reduction) or improve life/safety conditions, all as reasonably determined by Landlord, provided, however, if any of the foregoing are in the nature of capital improvements, then the cost of such capital improvements shal1 be amortized over the life of the improvement at an interest rate reasonably determined by Landlord, and Tenant shall pay Tenant's Share of the monthly amortized portion of such costs (including interest charges) as part of the Operating Expenses herein;

               6.1.5 If Landlord elects to so procure, Landlord's cost of preventative maintenance, and repair contracts including, but not limited to, contracts for elevator systems and heating, ventilation and air conditioning systems, lifts for disabled persons, and trash or refuse collection;

               6.1.6 Landlord's cost of security and fire protection services for the Building and/or the Park, as the case may be, if in Landlord's sole discretion such services are provided;

               6.1.7 Landlord's cost for the maintenance and repair of any rail spur and rail crossing, and for the creation and negotiation of, and pursuant to, any rail spur or track agreements, licenses, easements or other similar undertakings;

               6.1.8 Landlord's cost of supplies, equipment, rental equipment and other similar items used in the operation and/or maintenance of the Park;

               6.1.9 Landlord's cost for the repairs and maintenance items set forth in Section 11.2 below; and

               6.1.10 Landlord's cost for the management and administration of the Premises, the Building and/or Park or any part thereof, including, without limitation, a property management fee, accounting, auditing, billing, postage, salaries and benefits for clerical and supervisory employees, whether located on the Park or off-site, payroll taxes and legal and accounting costs and all fees, licenses and permits related to the ownership, operation and management of the Park in an amount not to exceed three percent (3%) of the gross rents of the Park for the calendar year, or the amounts charged by comparable buildings in the area, whichever is less.

                        Notwithstanding anything to the contrary herein, Operating Expenses shall not include and Tenant shall in no event have any obligation to perform or to pay directly, or to reimburse Landlord for, any of the following repairs, maintenance, improvements, replacements, premiums, claims, charges, costs and expenses (collectively, "Costs"): (a) Costs occasioned by casualties excluding any deductibles or by the exercise of the power of eminent domain to the extent insurance proceeds subject to Section 24 of this Lease or a condemnation award is actually received by Landlord for such purposes; (b) Costs of any renovation, improvement or redecorating of any other premises in the Park; (c) Costs, including commissions, incurred in connection with negotiations or disputes with any other occupant (or prospective occupant) of the Park; (d) expense reserves; (e) interest, charges and fees incurred on debt; (f) Costs associated with the investigation, presence and/or remediation of Hazardous Materials (hereafter defined) present in, on or about the Premises, the Building or the Park, unless such costs and expenses are the responsibility of Tenant as provided in Section 29 of this Lease, in which event such costs and expenses shall be paid solely by Tenant in accordance with the provisions of Section 29 of this Lease; and (g) Costs incurred by Landlord with respect to the performance of its obligations in Section 11.3 below.

        6.2 Tax Expenses: In addition to the Base Rent set forth in Section 3, Tenant shall pay its share, which is specified in the Basic Lease Information, of all real property taxes applicable to the land and improvements included within the Lot on which the Premises are situated and one hundred percent (100%) of all personal property taxes now or hereafter assessed or levied against the Premises or Tenant's personal property. The amount of Tenant's Share of Tax Expenses shall be reviewed from time to time by Landlord and shall be subject to modification by Landlord if there is a change in the rentable square footage of the Premises, the Building and/or the Park. Tenant shall also pay one hundred percent (100%) of any increase in real property taxes attributable, in Landlord's sole discretion, to any and all alterations, Tenant Improvements or other improvements of any kind, which are above standard improvements customarily installed for similar buildings located within the Building or the Park (as applicable), whatsoever placed in, on or about the Premises for the benefit of, at the request of, or by Tenant. The term "Tax Expenses" shall mean and include, without limitation, any form of tax and assessment (general, special, supplemental, ordinary or extraordinary), commercial rental tax, payments under any improvement bond or bonds, license fees, license tax, business license fee, rental tax, transaction tax, levy, or penalty imposed by authority having the direct or indirect power of tax (including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement district thereof) as against any legal or equitable interest of Landlord in the Premises, the Building, the Lot or the Park, as against Landlord's right to rent, or as against Landlord's business of leasing the Premises or the occupancy of Tenant or any other tax, fee, or excise, however described, Including, but not limited to, any value added tax, or any tax imposed in substitution (partially or totally) of any tax previously included within the definition of real property taxes, or any additional tax the nature of which was previously included within the definition of real property taxes. The term "Tax

       Expenses" shall not include any franchise, estate, inheritance, net income, or excess profits tax imposed upon Landlord, any assessments in excess of the amount which would be payable if such tax or assessment expense were paid in installments over the longest permitted term, any increases in taxes due to the improvement of the Park for the sole use of other occupants.

           6.3 Payment of Expenses: Landlord shall estimate Tenant's Share of the Operating Expenses and Tax Expenses for the calendar year in which the Lease commences. Commencing on the Commencement Date, one-twelfth (l/12th) of this estimated amount shall be paid by Tenant to Landlord, as Additional Rent, and thereafter on the first (1st) day of each month throughout the remaining months of such calendar year. Thereafter, Landlord may estimate such expenses as of the beginning of each calendar year during the Term of this Lease and Tenant shall pay one-twelfth (1/12th) of such estimated amount as Additional Rent hereunder on the first (1st) day of each month during such calendar year and for each ensuing calendar year throughout the Term of this Lease. Tenant's obligation to pay Tenant's Share of Operating Expenses and Tax Expenses shall survive the expiration or earlier termination of this Lease.

           6.4 Annual Reconciliation: By June 30th of each calendar year, or as soon thereafter as reasonably possible, Landlord shall endeavor to furnish Tenant with an accounting of actual Operating Expenses and Tax Expenses. Within thirty (30) days of Landlord's delivery of such accounting, Tenant shall pay to Landlord the amount of any underpayment. Notwithstanding the foregoing, failure by Landlord to give such accounting by such date shall not constitute a waiver by Landlord of its right to collect any of Tenant's underpayment at any time. Landlord shall credit the amount of any overpayment by Tenant toward the next estimated monthly installment(s) falling due, or where the Term of the Lease has expired, refund the amount of overpayment to Tenant. If the Term of the Lease expires prior to the annual reconciliation of expenses Landlord shall have the right to reasonably estimate Tenant's Share of such expenses, and if Landlord determines that an underpayment is due, Tenant hereby agrees that Landlord shall be entitled to deduct such underpayment from Tenant's Security Deposit. If Landlord reasonably determines that an overpayment has been made by Tenant, Landlord shall refund said overpayment to Tenant as soon as practicable thereafter. Notwithstanding the foregoing, failure of Landlord to accurately estimate Tenant's Share of such expenses or to otherwise perform such reconciliation of expenses, including without limitation, Landlord's failure to deduct any portion of any underpayment from Tenant's Security Deposit, shall not constitute a waiver of Landlord's right to collect any of Tenant's underpayment at any time during the Term of the Lease or at any time after the expiration or earlier termination of this Lease.

           6.5 Audit: After delivery to Landlord of at least thirty (30) days prior written notice, Tenant, at its sole cost and expense through any accountant designated by it, shall have the right to examine and/or audit the books and records evidencing such costs and expenses for the previous one (1) calendar year, during Landlord's reasonable business hours but not more frequently than once during any calendar year. The results of any such audit (and any negotiations between the parties related thereto) shall be maintained strictly confidential by Tenant and its accounting firm and shall not be disclosed, published or otherwise disseminated to any other party other than to Landlord and its authorized agents. Landlord and Tenant shall use their best efforts to cooperate in such negotiations and to promptly resolve any discrepancies between Landlord and Tenant in the accounting of such costs and expenses.

       7.  Utilities

           Utility Expenses, Common Area Utility Costs and all other sums or charges set forth in this Section 7 are considered part of Additional Rent. In addition to the Base Rent set forth in Section 3 hereof, Tenant shall pay the cost of all water, sewer use, sewer discharge fees and sewer connection fees, gas, heat, electricity, refuse pickup, janitorial service, telephone and other utilities billed or metered separately to the Premises and/or Tenant. Tenant shall also pay Tenant's Share of any assessments or charges for utility or similar purposes included within any tax bill for the Lot on which the Premises are situated, including, without limitation, entitlement fees, allocation unit fees, and/or any similar fees or charges, and any penalties related thereto. For any such utility fees or use charges that are not billed or metered separately to Tenant, including without limitation, water and refuse pick up charges, Tenant shall pay to Landlord, as Additional Rent, without prior notice or demand, on the Commencement Date and thereafter on the first (1st) day of each month throughout the balance of the Term of this Lease the amount which is attributable to Tenant's use of the utilities or similar services, as reasonably estimated and determined by Landlord based upon factors such as size of the Premises and intensity of use of such utilities by Tenant such that Tenant shall pay the portion of such charges reasonably consistent with Tenant's use of such utilities and similar services ("Utility Expenses"). If Tenant disputes any such estimate or determination, then Tenant shall either pay the estimated amount or cause the Premises to be separately metered at Tenant's sole expense. In addition, Tenant shall pay to Landlord Tenant's Share of any Common Area utility costs, fees, charges or expenses ("Common Area Utility Costs"). Tenant shall pay to Landlord one-twelfth (1/12th) of the estimated amount of Tenant's Share of the Common Area Utility Costs on the Commencement Date and thereafter on the first (1st) day of each month throughout the balance of the Term of this Lease and any reconciliation thereof shall be substantially in the same manner as specified in Section 6.4 above. The amount of Tenant's Share of Common Area Utility Costs shall be reviewed from time to time by Landlord and shall be subject to modification by Landlord if there is a change in the rentable square footage of the Premises, the Building and/or the Park. Tenant acknowledges that the Premises may become subject to the rationing of utility services or restrictions on utility use as required by a public utility company, governmental agency or other similar entity having jurisdiction thereof. Notwithstanding any such rationing or restrictions on use of any such utility services, Tenant acknowledges and agrees that its tenancy and occupancy hereunder shall be subject to such rationing restrictions as may be imposed upon Landlord, Tenant, the Premises, the Building or the Park, and Tenant shall in no event be excused or relieved from any covenant or obligation to be kept or performed by Tenant by reason of any such rationing or restrictions. Tenant further agrees to timely and faithfully pay, prior to delinquency, any amount, tax, charge, surcharge, assessment or imposition levied, assessed or imposed upon the Premises, or Tenant's use and occupancy thereof. Notwithstanding anything to the contrary contained herein, if permitted by applicable Laws, Landlord shall have the right at any time and from time to time during the Term of this Lease to either contract for service from a different company or companies (each such company shall be referred to herein as an "Alternate Service Provider") other than the company or companies presently providing electricity service for the Building or the Park (the "Electric Service Provider") or continue to contract for service from the Electric Service Provider, at Landlord's sole discretion. Tenant hereby agrees to cooperate with Landlord, the Electric Service Provider, and any Alternate Service Provider at all times and, as reasonably necessary, shall allow Landlord, the Electric Service Provider, and any Alternate Service Provider reasonable access to the Building's electric lines, feeders, risers, wiring, and any other machinery within the Premises.

       8.    Late Charges

             Any and all sums or charges set forth in this Section 8 are considered part of Additional Rent. Tenant acknowledges that late payment (the fifth day of each month or any time thereafter) by Tenant to Landlord of Base Rent, Tenant's Share of Operating Expenses, Tax Expenses, Common Area Utility Costs, and Utility Expenses or other sums due hereunder, will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to fix. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Landlord by the terms of any note secured by any encumbrance against the Premises, and late charges and penalties due to the late payment of real property taxes on the Premises . Therefore, if any installment of Rent or any other sum due from Tenant is not received by Landlord when due, Tenant shall promptly pay to Landlord all of the following, as applicable: (a) an additional sum equal to ten percent (10%) of such delinquent amount (except on the first occasion that a late fee is charged in which case the additional sum shall be equal to eight percent (8%) plus interest on such delinquent amount at the rate equal to the prime rate plus three percent (3%) for the time period such payments are delinquent as a late charge for every month or portion thereof that such sums remain unpaid,
       (b) the amount of seventy-five dollars ($75) for each three-day notice prepared for, or served on, Tenant, (c) the amount of fifty dollars
       ($50) relating to checks for which there are not sufficient funds. Notwithstanding the foregoing, no late charge shall be due if Tenant has not been delinquent beyond the grace period in its payment of rent owed under this Lease during the one (1) year period preceding the rent delinquency in question. If Tenant delivers to Landlord a check for which there are not sufficient funds, Landlord may, at its sole option, require Tenant to replace such check with a cashier's check for the amount of such check. The parties agree that this late charge and the other charges referenced above represent a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant. Acceptance of any late charge or other charges shall not constitute a waiver by Landlord of Tenant's default with respect to the delinquent amount, nor prevent Landlord from exercisng any of the other rights and remedies available to Landlord for any other breach of Tenant under this Lease. If a late charge or other charge becomes payable for any three (3) installments of Rent within any twelve (12) month period, then Landlord, at Landlord's sole option, can either require the Rent be paid quarterly in advance, or be paid monthly in advance by cashier's check or by electronic funds transfer.

       9.    Use of Premises

             9.1 Compliance with Laws, Recorded Matters, and Rules and
       Regulations: The Premises are to be used solely for the purposes and uses specified in the Basic Lease Information and for no other uses or purposes without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed so long as the proposed use (i) does not involve the use of Hazardous Materials other than as expressly permitted under the provisions of Section 29 below, (ii) does not require any additional parking in excess of the parking spaces already licensed to Tenant pursuant to the provisions of Section 24 of this Lease, and
       (iii) is compatible and consistent with the other uses then being made in the Park and in other similar types of buildings in the vicinity of the Park, as reasonably determined by Landlord. The use of the Premises by Tenant and its employees, representatives, agents, invitees, licensees, subtenants, customers or contractors (coliectiveiy, "Tenant's Representatives") shall subject to, and at all times in compliance with,
       (a) any and all applicable laws, ordinances, statutes, orders and regulations as same exist from time to time (collectively, the "Laws"),
       (b) any and all documents, matters or instruments, including without limitation, any declarations of covenants, conditions and restrictions, and any supplements thereto, each of which has been or hereafter is recorded in any official or public records with respect to the Premises, the Building, the Lot and/or the Park, or any portion thereof (collectively, the "Recorded Matters"), and (c) any and all rules and regulations set forth in Exhibit C, attached to and made a
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        part of this Lease, and any other reasonable rules and regulations promulgated by Landlord now or hereafter enacted relating to parking and the operation of the Premises, the Building and the Park (collectively, the "Rules and Regulations"). Tenant agrees to, and does hereby, assume full and complete responsibility to ensure that the Premises are adequate to fully meet the needs and requirements of Tenant's intended operations of its business within the Premises, and Tenant's use of the Premises and that same are in compliance with all applicable Laws throughout the Term of this Lease. Notwithstanding the foregoing, Tenant shall be solely responsible for the payment of all costs, fees and expenses associated with any modifications, improvements or alterations to the Premises, Building, the Common Areas and/or the Park occasioned by the enactment of, or changes to, any Laws arising from Tenant's particular use of the Premises or alterations, improvements or additions made to the Premises regardless of when such Laws became effective.

              9.2 Prohibition on Use: Tenant shall not use the Premises or permit anything to be done in or about the Premises nor keep or bring anything therein which will in any way conflict with any of the requirements of the Board of Fire Undewriters or similar body now or hereafter constituted or in any way increase the existing rate of or affect any policy of fire or other insurance upon the Building or any of its contents, or cause a cancellation of any insurance policy. No auctions may be held or otherwise conducted in, on or about the Premises, the Building, the Lot or the Park without Landlord's written consent thereto, which consent may be given or withheld in Landlord's sole discretion. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of Landlord, other tenants or occupants of the Building, other buildings in the Park, or other persons or businesses in the area, or injure or annoy other tenants or use or allow the Premises to be used for any unlawful or objectionable purpose, as determined by Landlord, in its reasonable discretion, for the benefit, quiet enjoyment and use by Landlord and all other tenants or occupants of the Building or other buildings in the Park; nor shall Tenant cause, maintain or permit any private or public nuisance in, on or about the Premises, Building, Park and/or the Common Areas, including, but not limited to, any offensive odors, noises, fumes or vibrations. Tenant shall not damage or deface or otherwise commit any waste in, upon or about the Premises. Tenant shall not place or store, nor permit any other person or entity to place or store, any property, equipment, materials, supplies, personal property or any other items or goods outside of the Premises for any period of time. Tenant shall not permit any animals, including, but not limited to, any household pets, to be brought or kept in or about the Premises. Tenant shall place no loads upon the floors, walls, or ceilings in excess of the maximum designed load permitted by the applicable Uniform Building Code or which may damage the Building or outside areas; nor place any harmful liquids in the drainage systems; nor dump or store waste materials, refuse or other such materials, or allow such to remain outside the Building area, except for any non-hazardous or non-harmful materials which may be stored in refuse dumpsters or in any enclosed trash areas provided. Tenant shall honor the terms of all Recorded Matters relating to the Premises, the Building, the Lot and/or the Park. Tenant shall honor the Rules and Regulations. If Tenant fails to comply with such Laws, Recorded Matters, Rules and Regulations or the provisions of this Lease, Landlord shall have the right to collect from Tenant a reasonable sum as a penalty, in addition to all rights and remedies of Landlord hereunder including, but not limited to, the payment by Tenant to Landlord of all Enforcement Expenses and Landlord's costs and expenses, if any, to cure any of such failures of Tenant, if Landlord, at its sole option, elects to undertake such cure.

        10.   Alterations and Additions; and Surrender of Premises

              10.1 Alterations and Additions: Tenant shall not install any signs, fixtures, improvements, nor make or permit any other alterations or additions to the Premises without the prior written consent of Landlord which shall not be unreasonably withheld. If any such alteration or addition is expressly permitted by Landlord, Tenant shall deliver at least fifteen (15) days prior notice to Landlord, from the date Tenant intends to commence construction, sufficient to enable Landlord to post a Notice of Non-Responsibility. In all events, Tenant shall obtain all permits or other governmental approvals prior to commencing any of such work and deliver a copy of same to Landlord. All alterations and additions shall be installed by a licensed contractor approved by Landlord, at Tenant's sole expense in compliance with all applicable Laws (including, but not limited to, the ADA as defined herein), Recorded Matters, and Rules and Regulations. Tenant shall keep the Premises and the property on which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by or on behalf of Tenant. As a condition to Landlord's consent to the installation of any fixtures, additions or other improvements, Landlord may require Tenant to post and obtain a completion and indemnity bond for up to one hundred percent (100%) of the cost of the work. Tenant may request, upon submission of its written request to complete such alterations or additions, that Landlord inform Tenant at that time if Tenant will be required to remove such alterations or additions, upon Tenant's vacancy of the Premises, Landlord may, but shall have no obligation to, provide Landlord's determination, along with approval of the requested alterations or additions, as to whether such alterations or additions shall be required to be removed upon Tenant's vacancy.

          Notwithstanding anything to the contrary contained herein, Tenant may install, make and permit to be made improvements, alterations and additions to the Premises without first obtaining Landlord's written consent thereto, provided that such improvements, alterations or additions to the Premises
     (a) are not structural and do not affect the structural integrity of the Premises and/or the Building, and/or (b) do not require the issuance of a building permit by the City of San Jose, and/or (c) do not require penetrations to the roof of the Building, and provided further that the cumulative cost of all such improvements, alterations and additions does not exceed ten thousand and 00/100 dollars (l0,000.00) in the aggregate over each twelve month period of the Term ("Permitted Improvements"). In all events, Tenant shall be required to submit to Landlord, at least ten
     (10) business days prior to commencement of any improvements, written notification of Tenant's intention to complete improvements along with all plans, specifications, or construction drawings of such improvements or alterations, Tenant shall cause all Permitted Improvements to be installed by a licensed contractor and Tenant shall keep the Premises and the property on which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by or on behalf of Tenant. Upon Landlord's request, at Tenant's sole expense, all such Permitted Improvements installed by Tenant shall be removed and the Premises shall be restored to its original condition at the expiration or earlier termination of this Lease.

          10.2 Surrender of Premises: Upon the termination of this Lease, whether by forfeiture, lapse of time or otherwise, or upon the termination of Tenant's right to possession of the Premises, Tenant will at once surrender and deliver up the Premises, together with the fixtures (other than trade fixtures), additions and improvements which Landlord has notified Tenant, in writing, that Landlord will require Tenant not to remove, to Landlord in good condition and repair (including, but not limited to, replacing all light bulbs and ballasts not in good working condition) and in the condition in which the Premises existed as of the Commencement Date, except for reasonable wear and tear, and casualty and condemnation, subject to the provisions of Section 27 and Section 28. Reasonable wear and tear shall not include any damage or deterioration to the floors of the Premises arising from the use of forklifts in, on or about the Premises (including, without limitation, any marks or stains of any portion of the floors), and any damage or deterioration that would have been prevented by proper maintenance by Tenant or Tenant otherwise performing all of its obligations under this Lease. Upon such termination of this Lease, Tenant shall remove all tenant signage, trade fixtures, furniture, furnishings, personal property, and any additions, and improvements unless Landlord requests, in writing, that Tenant not remove some or all of such fixtures (other than trade fixtures), additions or improvements installed by, or on behalf of Tenant or situated in or about the Premises. By the date which is twenty (20) days prior to such termination of this Lease, Landlord shall notify Tenant in writing of those fixtures (other than trade fixtures), alterations, additions and other improvements which Landlord shall require Tenant not to remove from the Premises. Tenant shall repair any damage caused by the installation or removal of such signs, trade fixtures, furniture, furnishings, fixtures, additions and improvements which are to be removed from the Premises by Tenant hereunder. If Landlord fails to so notify Tenant at least twenty
     (20) days prior to such termination of this Lease, then Tenant shall remove all tenant signage, alterations, furniture, furnishings, trade fixtures, additions and other improvements (other than the Tenant Improvements) installed in or about the Premises by, or on behalf of Tenant. Tenant shall ensure that the removal of such items and the repair of the Premises will be completed prior to such termination of this Lease.

     11.  Repairs and Maintenance

          11.1 Tenant's Repairs and Maintenance Obligations: Except for those portions of the Building to be maintained by Landlord, as provided in Sections 11.2 and 11.3 below, Tenant shall, at Tenant's sole cost and expense, keep and maintain the Premises and the adjacent dock and staging areas in good, clean and safe condition and repair to the reasonable satisfaction of Landlord including, but not limited to, repairing any damage caused by Tenant or Tenant's Representatives and replacing any property so damaged by Tenant or Tenant's Representatives. Without limiting the generality of the foregoing, Tenant shall be solely responsible for maintaining, repairing and replacing (a) components of all mechanical systems, heating, ventilation and air conditioning systems exclusively serving the Premises, except in the event that the entire replacement of such systems is necessary, then such cost shall be subject to Section 6.1.4 of the Lease, (b) all plumbing, electrical wiring and equipment serving the Premises, (c) all interior lighting (including, without limitation, light bulbs and/or ballasts) and exterior lighting serving the Premises or adjacent to the Premises, (d) all glass, windows, window frames, window casements, skylights, interior and exterior doors, door frames and door closers, (e) all roll-up doors, ramps and dock equipment, including without limitation, dock bumpers, dock plates, dock seals, dock levelers and dock lights, (f) all tenant signage, (g) lifts for disabled persons serving the Premises, (h) sprinkler systems, fire protection systems and security systems, (i) all partitions, fixtures, equipment. Interior painting, and interior walls and floors of the Premises and every part thereof (including, without limitation, any demising walls contiguous to any portion of the Premises).

          11.2 Reimbursable Repairs and Maintenance Obligations: Subject to the provisions of Sections 6 and 9 of this Lease and except for (i) the obligations of Tenant set forth in Section 11.1 above, (ii) the obligations of Landlord set forth in Section 11.3 below, and (iii) the repairs rendered necessary by the intentional or negligent acts or omissions of Tenant or any of Tenant's Representatives, Landlord agrees, at Landlord's expense, subject to reimbursement pursuant to Section 6 above, to keep in good repair the plumbing and mechanical systems exterior to the Premises, any rail spur and rail crossing, the roof, roof membranes, exterior walls of the Building, signage (exclusive of tenant signage), and exterior electrical wiring and equipment, exterior lighting, exterior glass, exterior doors/entrances and door closers, exterior window casements, exterior painting of the Building (exclusive of the Premises), and underground utility and sewer pipes outside the exterior walls of the Building. For purposes of this Section 11.2, the term "exterior" shall mean outside of and not exclusively serving the Premises. Unless otherwise notified by Landlord, in writing, that Landlord has elected to procure and maintain the following described contract(s), Tenant shall procure and maintain (a) the heating, ventilation and air conditioning systems preventative maintenance and repair contract(s); such contract(s) to be on a bimonthly or quarterly basis, as reasonably determined by Landlord, and (b) the fire and sprinkler protection services and preventative maintenance and repair contract(s) (including, without limitation, monitoring services); such contract(s) to be on a bi-monthly or quarterly basis, as reasonably determined by Landlord. Landlord reserves the right, but without the obligation to do so, to procure and maintain (i) the heating, ventilation and air conditioning systems preventative maintenance and repair contract(s), and/or (ii) the fire and sprinkler protection services and preventative maintenance and repair contract(s) (including, without limitation, monitoring services). If Landlord so elects to procure and maintain any such contract(s), Tenant will reimburse Landlord for the cost thereof in accordance with the provisions of Section 6 above. If Tenant procures and maintains any of such contract(s), Tenant will promptly deliver to Landlord a true and complete copy of each such contract and any and all renewals or extensions thereof, and each service report or other summary received by Tenant pursuant to or in connection with such contract(s).

               11.3 Landlord's Repairs and Maintenance Obligations: Except for repairs rendered necessary by the intentional or negligent acts or omissions of Tenant or any of Tenant's Representatives, Landlord agrees, at Landlord's sole cost and expense, to (a) keep in good repair the structural portions of the floors, foundations and exterior perimeter walls of the Building (exclusive of glass and exterior doors), and (b) replace the structural portions of the roof of the Building (excluding the roof membrane) as, and when, Landlord determines such replacement to be necessary in Landlord's reasonable discretion.

               11.4   Tenant's Failure to Perform Repairs and Maintenance
         Obligations: Except for normal maintenance and repair of the items described above, Tenant shall have no right of access to or right to install any device on the roof of the Building nor make any penetrations of the roof of the Building without the express prior written consent of Landlord. If Tenant refuses or neglects to repair and maintain the Premises and the adjacent areas properly as required herein and to the reasonable satisfaction of Landlord within applicable cure periods, Landlord may, but without obligation to do so, at any time make such repairs and/or maintenance without Landlord having any liability to Tenant for any loss or damage that may accrue to Tenant's merchandise, fixtures or other property, or to Tenant's business by reason thereof, except to the extent any damage is caused by the willful misconduct or gross negligence of Landlord or its authorized agents and representatives. In the event Landlord makes such repairs and/or maintenance, upon completion thereof Tenant shall pay to Landlord, as additional rent, the Landlord's costs for making such repairs and/or maintenance, plus twenty percent (20%) for overhead, upon presentation of a bill therefor, plus any Enforcement Expenses. The obligations of Tenant hereunder shall survive the expiration of the Term of this Lease or the earlier termination thereof. Tenant hereby waives any right to repair at the expense of Landlord under any applicable Laws now or hereafter in effect respecting the Premises.

         12.   Insurance

               12.1 Types of Insurance: Tenant shall maintain in full force and effect at all times during the Term of this Lease, at Tenant's sole cost and expense, for the protection of Tenant and Landlord, as their interests may appear, policies of insurance issued by a carrier or carriers reasonably acceptable to Landlord and its lender(s) which afford the following coverages: (i) worker's compensation: statutory limits; (ii) employer's liability, as required by law, with a minimum limit of $100,000 per employee and $500,000 per occurrence; (iii) commercial general liability insurance (occurrence form) providing coverage against any and all claims for bodily injury and property damage occurring in, on or about the Premises arising out of Tenant's and Tenant's Representatives' use and/or occupancy of the Premises. Such Insurance shall include coverage for blanket contractual liability, fire damage, premises, personal injury, completed operations, products liability, personal and advertising, and a plate-glass rider to provide coverage for all glass in, on or about the Premises including, without limitation, skylights. Such insurance shall have a combined single limit of not less than One Million Dollars ($1,000,000) per occurrence with a Two Million Dollar ($2,000,000) aggregate limit and excess/umbrella insurance in the amount of Two Million Dollars ($2,000,000). If Tenant has other locations which it owns or leases, the policy shall include an aggregate limit per location endorsement. If necessary, as reasonably determined by Landlord, Tenant shall provide for restoration of the aggregate limit;
         (iv) comprehensive automobile liability insurance: a combined single limit of not less than $2,000,000 per occurrence and insuring Tenant against liability for claims arising out of the ownership, maintenance, or use of any owned, hired or non-owned automobiles; (v) "all risk" or "special purpose" property insurance, including without limitation, sprinkler leakage, boiler and machinery comprehensive form, if applicable, covering damage to or loss of any personal property, trade fixtures, inventory, fixtures and equipment located in, on or about the Premises, and in addition, coverage for flood, earthquake, if flood and earthquake was available at commercially reasonable rates, and business interruption of Tenant, together with, if the property of Tenant's invitees is to be kept in the Premises, warehouser's legal liability or bailee customers insurance for the full replacement cost of the property belonging to invitees and located in the Premises. Such insurance shall be written on a replacement cost basis (without deduction for depreciation) in an amount equal to one hundred percent (100%) of the full replacement value of the aggregate of the items referred to in this subparagraph (v); and (vi) such other insurance as may otherwise be reasonably required by any of Landlord's lenders or joint venture partners.

     12.2 Insurance Policies: Insurance required to be maintained by Tenant shall be written by companies (i) licensed to do business in the State of California, (ii) domiciled in the United States of America, and (iii) having a "General Policyholders Rating" of at least A:X (or such higher rating as may be required by a lender having a lien on the Premises) as set forth in the most current issue of "A.M. Best's Rating Guides." Any deductible amounts under any of the insurance policies required hereunder shall not exceed Ten Thousand Dollars ($l0,000) unless specifically agreed to by Landlord on a case by case basis. Tenant shall deliver to Landlord certificates of insurance and true and complete copies of any and all endorsements required herein for all insurance required to be maintained by Tenant hereunder at the time of execution of this Lease by Tenant. Tenant shall, at least thirty (30) days prior to expiration of each policy, furnish Landlord with certificates of renewal or "binders" thereof. Each certificate shall expressly provide that such policies shall not be cancelable or otherwise subject to reduction except after thirty (30) days prior written notice to the parties named as additional insureds as required in this Lease (except for cancellation for nonpayment of premium, in which event cancellation shall not take effect until at least ten (10) days' notice has been given to Landlord). Tenant shall have the right to provide insurance coverage which it is obligated to carry pursuant to the terms of this Lease under a blanket insurance policy, provided such blanket policy expressly affords coverage for the Premises and for Landlord as required by this Lease.

     12.3 Additional Insureds and Coverage: Landlord, any property management company and/or agent of Landlord for the Premises, the Building, the Lot or the Park, and any lender(s) of Landlord having a lien against the Premises, the Building, the Lot or the Park shall be named as additional insureds under all of the policies required in Section 12.l(iii) above. Additionally, such policies shall provide for severability of interest, All insurance to be maintained by Tenant shall, except for workers' compensation and employer's liability insurance, be primary subject to any waiver of subrogation, without right of contribution from insurance maintained by Landlord. Any umbrella/excess liability policy (which shall be in "following form") shall provide that if the underlying aggregate is exhausted, the excess coverage will drop down as primary insurance. The limits of insurance maintained by Tenant shall not limit Tenant's liability under this Lease. It is the parties' intention that the insurance to be procured and maintained by Tenant as required herein shall provide coverage for any and all damage or injury arising from or related to Tenant's operations of its business and/or Tenant's or Tenant's Representatives' use of the Premises and/or any of the areas within the Park, whether such events occur within the Premises (as described in Exhibit A hereto) or in any other areas of the Park.
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It is not contemplated or anticipated by the parties that the aforementioned risks of loss be borne by Landlord's insurance carriers, rather it is contemplated and anticipated by Landlord and Tenant that such risks of loss be borne by Tenant's insurance carriers pursuant to the insurance policies procured and maintained by Tenant as required herein.

     12.4 Failure of Tenant to Purchase and Maintain Insurance: In the event Tenant does not purchase the insurance required in this Lease or keep the same in full force and effect throughout the Term of this Lease (including any renewals or extensions), Landlord may, but without obligation to do so, purchase the necessary insurance and pay the premiums therefor. If Landlord so elects to purchase such insurance, Tenant shall promptly pay to Landlord as Additional Rent, the amount so paid by Landlord, upon Landlord's demand therefor. In addition, Landlord may recover from Tenant and Tenant agrees to pay, as Additional Rent, any and all Enforcement Expenses and damages which Landlord may sustain by reason of Tenant's failure to obtain and maintain such insurance. If Tenant fails to maintain any insurance required in this Lease, Tenant shall be liable for all losses, damages and costs resulting from such failure.

     12.5 Landlord's Insurance: Landlord shall maintain in full force and effect during the Term of this Lease, subject to reimbursement as provided in
Section 6, policies of insurance which afford such coverages as are commercially reasonable and as is consistent with other properties in Landlord's portfolio. Landlord shall also procure such additional insurance coverage as Tenant shall reasonably request Landlord to obtain; provided, however, notwithstanding anything to the contrary contained herein, Tenant shall pay, and shall be solely responsible for, any and all costs, premiums and expenses of any such additional insurance, as Additional Rent, and Tenant shall pay same to Landlord within ten
(10) days of Landlord's demand therefor. Landlord shall obtain and keep in force during the Term of this

Lease, as an item of Operating Expenses, a policy or policies in the name of Landlord, with loss payable to Landlord and to the holders of any mortgages, deeds of trust or ground leases on the Premises ("Lender(s)"), insuring loss or damage to the Building, including all improvements, fixtures (other than trade fixtures) and permanent additions. However, all alterations, additions and improvements made to the Premises by Tenant (other than the Tenant Improvements) shall be insured by Tenant rather than by Landlord. The amount of such insurance procured by Landlord shall be equal to one hundred percent (100%) of the full replacement cost of the Building (excluding the cost of excavation and installation of footings), including all improvements and permanent additions as the same shall exist from time to time, or the amount required by Lenders. At Landlord's option, such policy or policies shall insure against all risks of direct physical loss or damage (including, without limitation, the perils of earthquake), including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Building required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered cause of loss. If any such insurance coverage procured by Landlord has a deductible clause, the deductible shall not exceed commercially reasonable amounts, and in the event of any casualty, the amount of such deductible shall be an item of Operating Expenses as so limited. Notwithstanding anything to the contrary contained herein, to the extent the cost of maintaining insurance with respect to the Building and/or any other buildings within the Park is increased as a result of Tenant's acts, omissions, alterations, improvements (including without limitation, the Tenant Improvements), use or occupancy of the Premises, Tenant shall pay one hundred percent (100%) of, and for, such increase(s) as Additional Rent.

13. Waiver of Subrogation

    Notwithstanding anything to the contrary in this Lease, Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss of, or damage to, either parties' property to the extent that such loss or damage is insured by an insurance policy required to be in effect at the time of such loss or damage or would have been insured had the waiving party carried the type of insurance required to be carried by such party under this Lease. Each party shall obtain any special endorsements, if required by its insurer whereby the insurer waives its rights of subrogation against the other party. This provision is intended to waive fully, and for the benefit of the parties hereto, any rights and/or claims which might give rise to a right of subrogation in favor of any insurance carrier. The coverage obtained by Tenant pursuant to
Section 12 of this Lease shall include, without limitation, a waiver of subrogation endorsement attached to the certificate of insurance. The provisions of this Section 13 shall not apply in those instances in which such waiver of subrogation would invalidate such insurance coverage or would cause either party's insurance coverage to be voided or otherwise uncollectible. Notwithstanding anything to the contrary in this Lease, all of Landlord's and Tenant's repair and indemnity obligations under this Lease shall be subject to the waiver contained in this paragraph.

14. Limitation of Liability and Indemnity

    Except to the extent of damage resulting from the gross negligence or willful misconduct of Landlord or its authorized representatives or Landlord's material default of this Lease beyond any applicable cure periods, Tenant agrees to protect, defend (with counsel acceptable to Landlord) and hold Landlord and Landlord's lenders, partners, members, property management company (if other than Landlord), agents, directors, officers, employees, representatives, contractors, shareholders, successors and assigns and each of their respective partners, members, directors, employees, representatives, agents, contractors, shareholders, successors and assigns (collectively, the "Indemnitees") harmless and indemnify the Indemnitees from and against all liabilities, damages, claims, losses, judgments, charges and expenses (including reasonable attorneys' fees, costs of court and expenses necessary in the prosecution or defense of any litigation including the enforcement of this provision) arising from or in any way related to, directly or indirectly, (i) Tenant's or Tenant's Representatives' use of the Premises, Building and/or the Park, (ii) the conduct of Tenant's business, (iii) from any activity, work or thing done, permitted or suffered by Tenant in or about the Premises, (iv) in any way connected with the Premises or with the improvements or personal property therein, including, but not limited to, any liability for injury to person or property of Tenant, Tenant's Representatives, or third party persons, and/or (v) Tenant's failure to perform any covenant or obligation of Tenant under this Lease. Tenant agrees that the obligations of Tenant herein shall survive the expiration or earlier termination of this Lease.

    Except to the extent of damage resulting from the gross negligence or willful misconduct of Landlord or its authorized representatives or Landlord's default of this Lease and failure to cure such default beyond any applicable cure period, to the fullest extent permitted by law, Tenant agrees that neither Landlord nor any of Landlord's lender(s), partners, members, employees, representatives, legal representatives, successors or assigns shall at any time or to any extent whatsoever be liable, responsible or in any way accountable for any loss, liability, injury, death or damage to persons or property which at any time may be suffered or sustained by Tenant or by any person(s) whomsoever who may at any time be using, occupying or visiting the Premises, the Building or the Park, including, but not limited to, any acts, errors or omissions by or on behalf of any other tenants or occupants of the Building and/or the Park. Tenant shall not, in any event or circumstance, be permitted to offset or otherwise credit against any payments of Rent required herein for matters for which Landlord may be liable hereunder. Landlord and its authorized representatives shall not be liable for any interference with light or air, or for any latent defect in the Premises or the Building, subject to the repair requirements in Section 2.1.

15. Assignment and Subleasing

   15.1 Prohibition: Except as expressly set forth herein with respect to a Related Entity, Tenant shall not assign, mortgage, hypothecate, encumber, grant any license or concession, pledge or otherwise transfer this Lease (collectively, "assignment"), in whole or in part, whether voluntarily or involuntarily or by operation of law, nor sublet or permit occupancy by any person other than Tenant of all or any portion of the Premises without first obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld. Tenant hereby agrees that Landlord may withhold its consent to any proposed sublease or assignment if the proposed sublessee or assignee or its business is subject to compliance with additional requirements of the ADA (defined below) and/or Environmental Laws (defined below) beyond those requirements which are applicable to Tenant, unless the proposed sublessee or assignee shall (a) first deliver plans and specifications for complying with such additional requirements and obtain Landlord's written consent thereto, and
(b) comply with all Landlord's conditions for or contained in such consent, including without limitation, requirements for security to assure the lien-free completion of such improvements. If Tenant seeks to sublet or assign all or any portion of the Premises, Tenant shall deliver to Landlord at least fifteen (15) days prior to the proposed commencement of the sublease or assignment (the "Proposed Effective Date") the following: (i) the name of the proposed assignee or sublessee; (ii) such information as to such assignee's or sublessee's financial responsibility and standing as Landlord may reasonably require; and
(iii) the aforementioned plans and specifications, if any. Within ten (10) days after Landlord's receipt of a written request from Tenant that Tenant seeks to sublet or assign all or any portion of the Premises, Landlord shall deliver to Tenant a copy of Landlord's standard form of sublease or assignment agreement (as applicable), which instrument shall be utilized for each proposed sublease or assignmentt (as applicable), and such instrument shall include a provision whereby the assignee or sublessee assumes all of Tenant's obligations hereunder and agrees to be bound by the terms hereof. As Additional Rent hereunder, Tenant shall pay to Landlord a fee in the amount of five hundred dollars ($500) plus Tenant shall reimburse Landlord for actual reasonable legal and other expenses incurred by Landlord in connection with any actual or proposed assignment or subletting. In the event the sublease or assignment (1) by itself or taken together with prior sublease(s) or partial assignment(s) covers or totals, as the case may be, more than twenty-five percent (25%) of the rentable square feet of the Premises or (2) is for a term which by itself or taken together with prior or other subleases or partial assignments is greater than seventy-five percent (75%) of the period remaining in the Term of this Lease as of the time of the Proposed Effective Date, then Landlord shall have the right, to be exercised by giving written notice to Tenant, to recapture the space described in the sublease or assignment. If such recapture notice is given, it shall serve to terminate this Lease with respect to the proposed sublease or assignment space, or, if the proposed sublease or assignment space covers all the Premises, it shall serve to terminate the entire term of this Lease in either case, as of the Proposed Effective Date. Notwithstanding the foregoing Landlord's recapture rights shall not apply to a Related Entity. However, no termination of this Lease with respect to part or all of the Premises shall become effective without the prior written consent, where necessary, of the holder of each deed of trust encumbering the Premises or any part thereof. Within fifteen (15) days of Landlord's receipt or Tenant's written request to sublease or assign the Lease or upon Landlord's notice to recapture to Tenant, Landlord will contact the holder of each deed of trust encumbering the Premises and attempt to obtain the required approval of such transaction. If this Lease is terminated pursuant to the foregoing with respect to less than the entire Premises, the Rent shall be adjusted on the basis of the proportion of square feet retained by Tenant to the square feet originally demised and this Lease as so amended shall continue thereafter in full force and effect. Each permitted assignee or sublessee, including without limitation, a Related Entity, shall assume and be deemed to assume this Lease and shall be and remain liable jointly and severally with Tenant for payment of Rent and for the due performance of, and compliance with all the terms, covenants, conditions and agreements herein contained on Tenant's part to be performed or complied with, for the term of this Lease. No assignment or subletting shall affect the continuing primary liability of Tenant (which, following assignment, shall be joint and several with the assignee), and Tenant shall not be released from performing any of the terms, covenants and conditions of this Lease. Tenant hereby acknowledges and agrees that it understands that Landlord's accounting department may process and accept Rent payments without verifying that such payments are being made by Tenant, a permitted sublessee or a permitted assignee in accordance with the provisions of this Lease. Although such payments may be processed and accepted bY such accounting department personnel, any and all actions or omissions by the personnel of Landlord's accounting department shall not be considered as acceptance by Landlord of any proposed assignee or sublessee nor shall such actions or omissions be deemed to be a substitute for the requirement that Tenant obtain Landlord's prior written consent to any such subletting or assignment, and any such actions or omissions by the personnel of Landlord's accounting department shall not be considered as a voluntary relinquishment by Landlord of any of its rights hereunder nor shall any voluntary relinquishment of such rights be inferred therefrom. For purposes hereof, and except with respect to a Related Entity, in the event Tenant is a corporation, partnership, joint venture, trust or other entity other than a natural person, any change in the direct or indirect ownership of Tenant which results in a transfer of the controlling interest of Tenant (51% or more of stock) by one party prior to a public offering shall be deemed to be an assignment within the meaning of this
Section 15 and shall be subject to all the provisions hereof provided however that the sale or other transfer of stock by Tenant shall not constitute a "change in ownership" requiring the prior written consent of Landlord if the sale or other transfer is traded through an exchange or over the counter. Except for a permissible assignment to a Related entity, any and all options, first rights of refusal, tenant improvement allowances and other similar rights granted to Tenant in this Lease, if any, shall not be assignable by Tenant unless expressly authorized in writing by Landlord. Notwithstanding anything to the contrary contained herein, so long as Tenant delivers to Landlord (1) at least fifteen (15) business days after written notice of its intention to assign or sublease the Premises to any Related Entity, which notice shall set forth the name of the Related Entity, (2) a copy of the proposed agreement pursuant to which such assignment or sublease shall be effectuated, and (3) such other information concerning the Related Entity as Landlord may reasonably require, including without limitation, information regarding any change in the proposed use of any portion of the Premises and any financial information with respect to such Related Entity, and so long as Landlord approves, in writing of any change in the proposed use of the subject portion of the Premises, then Tenant may assign this Lease or sublease any portion of the Premises to any Related Entity without having to obtain the prior written consent of Landlord thereto. For purposes of this Lease the term "Related Entity" shall mean and refer to (a) any corporation or entity which controls, is controlled by or is under common control with Tenant, as all of such terms are customarily used in the industry,
(b) an entity related to Tenant by merger, consolidation non bankruptcy, reorganization, or government action, or (c) a purchaser of substantially all of Tenant's assets, all with an equal or greater net worth as Tenant has as of the proposed transfer date.

   15.2 Excess Sublease Rental or Assignment Consideration: In the event of any sublease or assignment of all or any portion of the Premises, except for Related Entity transfers or stock transfers, where the rent or other consideration provided for in the sublease or assignment either initially or over the term of the sublease or assignment exceeds the Rent or pro rata portion of the Rent, as the case may be, for such space reserved in the Lease, Tenant shall pay the Landlord monthly, as Additional Rent, at the same time as the monthly installments of Rent are payable hereunder, seventy-five percent (75%) of the excess of each such payment of rent or other consideration in excess of the Rent called for hereunder net of Tenant's reasonable costs to effectuate such assignment or sublease, limited to actual commissions paid, reasonable attorney's fees and standard tenant improvements installed by Tenant specifically for such transfer.

     15.3 Waiver: Notwithstanding any assignment or sublease, or any indulgences, waivers or extensions of time granted by Landlord to any assignee or sublessee, or failure by Landlord to take action against any assignee or sublessee, Tenant agrees that Landlord may, at its option, proceed against Tenant without having taken action against or joined such assignee or sublessee, except that Tenant shall have the benefit of any indulgences, waivers and extensions of time granted to any such assignee or sublessee.

16.  Ad Valorem Taxes

     Prior to delinquency, Tenant shall pay all taxes and assessments levied upon trade fixtures, alterations, additions, improvements, inventories and persona1 property located and/or installed on or in the Premises by, or on behalf of, Tenant (other than the Tenant Improvements which Tenant shall pay Tenant's Share of pursuant to Section 6.2 above) and if requested by Landlord, Tenant shall promptly deliver to Landlord copies of receipts for payment of all such taxes and assessments. To the extent any such taxes are not separately assessed or billed to Tenant, Tenant shall pay the amount thereof as invoiced by Landlord.

17.  Subordination

Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, and at the election of Landlord or any bona fide mortgagee or deed of trust beneficiary with a lien on all or any portion of the Premises or any ground lessor with respect to the land of which the Premises are a part, the rights of Tenant under this Lease and this Lease shall be subject and subordinate at all times to: (i) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Building or the land upon which the Building is situated or both, and (ii) the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which the Building, the Lot, ground leases or underlying leases, or Landlord's interest or estate in any of said items is specified as security. Notwithstanding the foregoing, Landlord or any such ground lessor, mortgagee, or any beneficiary shall have the right to subordinate or cause to be subordinated any such ground leases or underlying leases or any such liens to this Lease. If any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination and upon the request of such successor to Landlord, attorn to and become the Tenant of the successor in interest to Landlord, provided such successor in interest will not disturb Tenant's use, occupancy or quiet enjoyment of the Premises so long as Tenant is not in default of the terms and provisions of this Lease. The successor in interest to Landlord following foreclosure, sale or deed in lieu thereof shall not be (a) liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership; (b) subject to any offsets which Tenant might have against any prior lessor; (c) bound by prepayment of more than one (1) month's Rent, except in those instances when Tenant pays Rent quarterly in advance pursuant to Section 8 hereof, then not more than three months' Rent; or
(d) liable to Tenant for any Security Deposit not actually received by such successor in interest to the extent any portion or all of such Security Deposit has not already been forfeited by, or refunded to, Tenant. Landlord shall be liable to Tenant for all or any portion of the Security Deposit not forfeited by, or refunded to Tenant, until and unless Landlord transfers such Security Deposit to the successor in interest. Tenant covenants and agrees to execute (and acknowledge if required by Landlord, any lender or ground lessor) and deliver, within ten (10) days of a demand or request by Landlord and in the form reasonably requested by Landlord, ground lessor, mortgagee or beneficiary, any additional documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such mortgage or deed of trust. Tenant's failure to timely execute and deliver such additional documents shall, at Landlord's option, constitute a material default hereunder. It is further agreed that Tenant shall be liable to Landlord, and shall indemnify Landlord from and against any loss, cost, damage or expense, incidental, consequential, or otherwise, arising or accruing directly or indirectly, from any failure of Tenant to execute or deliver to Landlord any such additional documents, together with any and all Enforcement Expenses. Notwithstanding any of the foregoing, prior to the Commencement Date, Landlord shall use reasonable efforts to cause the lender under any existing mortgages or deeds of trust encumbering the Building promptly to execute a nondisturbance and attornment agreement in a form mutually and reasonably acceptable to the beneficiary, Landlord and Tenant similar to the form attached in Exhibit I to this Lease. The subordination of this Lease to future loans is conditioned upon the execution by any such future lender to a nondisturbance agreement reasonably satisfactory to the beneficiary, Landlord and Tenant.

18. Right of Entry

Tenant grants Landlord or its agents the right to enter the Premises at all reasonable times upon 24 hours notice (except in cases of emergency) for purposes of inspection, exhibition, posting of notices, repair or alteration. Any such entry by Landlord and Landlord's agents shall comply with all reasonable security measures of Tenant and shall not impair Tenant's operations more than reasonably necessary. At Landlord's option, Landlord shall at all times have and retain a key with which to unlock all the doors in, upon and about the Premises, excluding Tenant's vaults and safes. It is further agreed that Landlord shall have the right to use any and all means Landlord deems necessary to enter the Premises in an emergency. Landlord shall have the right to place "for rent" or "for lease" signs on the outside of the Premises, the Building and in the Common Areas. Landlord shall also have the right to place "for sale" signs on the outside of the Building and in the Common Areas. Tenant hereby waives any claim from damages or for any injury or inconvenience to or interference with Tenant's business, or any other loss occasioned thereby except for any claim for any of the foregoing to the extent arising out of the gross negligence or willful misconduct of Landlord or its authorized representatives.

19. Estoppel Certificate

Tenant shall execute (and acknowledge if required by any lender or ground lessor) and deliver to Landlord, within ten (10) days after Landlord provides such to Tenant, a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification), the date to which the Rent and other charges are paid in advance, if any, acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder or specifying such defaults as are claimed, and such other matters as Landlord may reasonably require. Any such statement may be conclusively relied upon by Landlord and any prospective purchaser or encumbrancer of the Premises. Tenant's failure to deliver such statement within such time shall be conclusive upon the Tenant that (a) this Lease is in full force and effect, without modification except as may be represented by Landlord; (b) there are no uncured defaults in Landlord's performance; and (c) not more than one month's Rent has been paid in advance, except in those instances when Tenant pays Rent quarterly in advance pursuant to
Section 8 hereof, then not more than three month's Rent has been paid in advance. Failure by Tenant to so deliver such certified estoppel certificate shall be a material default of the provisions of this Lease. Tenant shall be liable to Landlord, and shall indemnify Landlord from and against any loss, cost, damage or expense, incidental, consequential, or otherwise, arising or accruing directly or indirectly, from any failure of Tenant to execute or deliver to Landlord any such certified estoppel certificate, together with any and all Enforcement Expenses.

20.  Tenant's Default

     The occurrence of any one or more of the following events shall, at Landlord's option, constitute a material default by Tenant of the provisions of this Lease:

     20.1 The abandonment of the Premises by Tenant or the vacation of the Premises by Tenant which would cause any insurance policy to be invalidated or otherwise lapse. Tenant agrees to notice and service of notice as provided for in this Lease and waives any right to any other or further notice or service of notice which Tenant may have under any statute or law now or hereafter in effect;

     20.2 The failure by Tenant to make any payment of Rent, Additional Rent or any other payment required hereunder within five (5) days of written notice of a delinquency. Tenant agrees that such written notice by Landlord shall serve as the statutorily required notice under the Law (including without limitation, any unlawful detainer statutes), and Tenant further agrees to notice and service of notice as provided for in this Lease and waives any right to any other or further notice or service of notice which Tenant may have under any statute or law now or hereafter in effect on the date said payment is due.;

     20.3 The failure by Tenant to observe, perform or comply with any of the conditions, covenants or provisions of this Lease (except failure to make any payment of Rent and/or Additional Rent) and such failure is not cured within (i) thirty (30) days of the date on which Landlord delivers written notice of such failure to Tenant for all failures other than with respect to Hazardous Materials (defined in Section 29 hereof), and (ii) ten (10) days of the date on which Landlord delivers written notice of such failure to Tenant for all failures in any way related to Hazardous Materials. However, Tenant shall not be in default of its obligations hereunder if such failure cannot reasonably be cured within such thirty (30) or ten (10) day period, as applicable, and Tenant promptly commences, and thereafter diligently proceeds with same to completion, all actions necessary to cure such failure as soon as is reasonably possible, but in no event shall the completion of such cure be later than sixty (60) days after the date on which Landlord delivers to Tenant written notice of such failure, unless Landlord, acting reasonably and in good faith, otherwise expressly agrees in writing to a longer period of time based upon the circumstances relating to such failure as well as the nature of the failure and the nature of the actions necessary to cure such failure thirty (30) days after written notice of such failure, or such longer time as may reasonably be required to cure the default;

     20.4 The making of a general assignment by Tenant for the benefit of creditors, the filing of a voluntary petition by Tenant or the filing of an involuntary petition by any of Tenant's creditors seeking the rehabilitation, liquidation, or reorganization of Tenant under any law relating to bankruptcy, insolvency or other relief of debtors and, in the case of an involuntary action, the failure to remove or discharge the same within sixty (60) days of such filing, the appointment of a receiver or other custodian to take possession of substantially all of Tenant's assets or this leasehold, Tenant's insolvency or inability to pay Tenant's debts or failure generally to pay Tenant's debts when due, any court entering a decree or order directing the winding up or liquidation of Tenant or of substantially all of Tenant's assets, Tenant taking any action toward the dissolution or winding up of Tenant's affairs, the cessation or suspension of Tenant's use of the Premises, or the attachment, execution or other judicial seizure of substantially all of Tenant's assets or this leasehold;

     20.5 Tenant's use or storage of Hazardous Materials in, on or about the Premises, the Building, the Lot and/or the Park other than as expressly permitted by the provisions of Section 29 below; or

     20.6 The making of any intentional material misrepresentation or omission by Tenant in any materials delivered by or on behalf of Tenant to Landlord pursuant to this Lease.

21.  Remedies for Tenant's Default

     21.1 Landlord's Rights: In the event of Tenant's material default under this Lease, Landlord may terminate Tenant's right to possession of the Premises by any lawful means in which case upon delivery of written notice by Landlord this Lease shall terminate on the date specified by Landlord in such notice and Tenant shall immediately surrender possession of the Premises to Landlord. In addition, the Landlord shall have the immediate right of re-entry whether or not this Lease is terminated, and if this right of re-entry is exercised following abandonment of the Premises by Tenant, Landlord may consider any personal property belonging to Tenant and left on the Premises to also have been abandoned. No re-entry or taking possession of the Premises by Landlord pursuant to this Section 21 shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant. If Landlord relets the Premises or any portion thereof, (i) Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises or any part thereof, including, without limitation, broker's commissions, expenses of cleaning, redecorating, and further improving the Premises and other similar costs (collectively, the "Reletting Costs"), and (ii) the rent received by Landlord from such reletting shall be applied to the payment of, first, any indebtedness from Tenant to Landlord other than Base Rent, Operating Expenses, Tax Expenses, Common Area Utility Costs, and Utility Expenses; second, all costs including maintenance, incurred by Landlord in reletting; and, third, Base Rent, Operating Expenses, Tax Expenses, Common Area Utility Costs, Utility Expenses, and all other sums due under this Lease. Any and all of the Reletting Costs shall be fully chargeable to Tenant and shall not be prorated or otherwise amortized in relation to any new lease for the Premises or any portion thereof. After deducting the payments referred to above, any sum remaining from the rental Landlord receives from reletting shall be held by Landlord and applied in payment of future Rent as Rent becomes due under this Lease. In no event shall Tenant be entitled to any excess rent received by Landlord. Reletting may be for a period shorter or longer than the remaining term of this Lease. No act by Landlord other than giving written notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. So long as this Lease is not terminated, Landlord shall have the right to remedy any default of Tenant, to maintain or improve the Premises, to cause a receiver to be appointed to administer the Premises and new or existing subleases and to add to the Rent payable hereunder all of Landlord's reasonable costs in so doing, with interest at the maximum rate permitted by law from the date of such expenditure.

     21.2 Damages Recoverable: If Tenant's right to possession is terminated by Landlord because of a breach or default under this Lease, then Landlord may recover from Tenant all damages suffered by Landlord as a result of Tenant's failure to perform its obligations hereunder, including, but not limited to, the cost of any Tenant Improvements constructed by or on behalf of Tenant pursuant to Exhibit B hereto to the extent allocated to the remainder of the Lease term,
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the portion of any broker's or leasing agent's commission incurred with respect to the leasing of the Premises to Tenant for the balance of the Term of the Lease remaining after the date on which Tenant is in default of its obligations hereunder, and all Reletting Costs, and the worth at the time of the award (computed in accordance with paragraph (3) of SubdivisIon (a) of Section 1951.2 of the California Civil Code) of the amount by which the Rent then unpaid hereunder for the balance of the Lease Term exceeds the amount of such loss of Rent for the same period which Tenant proves could be reasonably avoided by Landlord and in such case, Landlord prior to the award, may relet the Premises for the purpose of mitigating damages suffered by Landlord because of Tenant's failure to perform its obligations hereunder; provided, however, that even though Tenant has abandoned the Premises following such breach, this Lease shall nevertheless continue in full force and effect for as long as Landlord does not terminate Tenant's right of possession, and until such termination, Landlord shall have the remedy described in Section 1951.4 of the California Civil Code (Landlord may continue this Lease in effect after Tenant's breach and abandonment and recover Rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations) and may enforce all its rights and remedies under this Lease, including the right to recover the Rent from Tenant as it becomes due hereunder. The "worth at the time of the award" within the meaning of Subparagraphs (a)(l) and (a)(2) of Section 1951.2 of the California Civil Code shall be computed by allowing interest at the rate of ten percent (10%) per annum. Tenant waives redemption or relief from forfeiture under California Code of Civil Procedure SectIons 1174 and 1179, or under any other present or future law, in the event Tenant is evicted or Landlord takes possession of the Premises by reason of any default of Tenant hereunder.

     21.3 Rights and Remedies Cumulative: The foregoing rights and remedies of Landlord are not exclusive; they are cumulative in addition to any rights and remedies now or hereafter existing at law, in equity by statute or otherwise, or to any equitable remedies Landlord may have, and to any remedies Landlord may have under bankruptcy laws or laws affecting creditor's rights generally. In addition to all remedies set forth above, if Tenant materially defaults under this Lease, any and all Base Rent waived by Landlord under Section 3 above shall be immediately due and payable to Landlord and all options granted to Tenant hereunder shall automatically terminate, unless otherwise expressly agreed to in writing by Landlord.

     21.4 Waiver of a Default: The waiver by Landlord of any default of any provision of this Lease shall not be deemed or construed a waiver of any other default by Tenant hereunder or of any subsequent default of this Lease, except for the default specified in the waiver.

22.  Holding Over

     If Tenant holds possession of the Premises after the expiration of the Term of this Lease with Landlord's consent, Tenant shall become a tenant from month-to-month upon the terms and provisions of this Lease, provided the monthly Base Rent during such hold over period shall be 150% of the Base Rent due on the last month of the Lease Term, payable in advance on or before the first day of each month. Acceptance by Landlord of the monthly Base Rent wIthout the additional fifty percent (50%) Increase of Base Rent shall not be deemed or construed as a waiver by Landlord of any of its rights to collect the increased amount of the Base Rent as provided herein at any time. Such month-to-month tenancy shall not constitute a renewal or extension for any further term. All options, if any, granted under the terms of this Lease shall be deemed automatically terminated and be of no force or effect during said month-to-month tenancy. Tenant shall continue in possession until such tenancy shall be terminated by either Landlord or Tenant giving written notice of termination to the other party at least thirty (30) days prior to the effective date of termination. This paragraph shall not be construed as Landlord's permission for Tenant to hold over. Acceptance of Base Rent by Landlord following expiration or termination of this Lease shall not constitute a renewal of this Lease.

23.  Landlord's Default

     Landlord shall not be deemed in breach or default of this Lease unless Landlord fails within a reasonable time to perform an obligation required to be performed by Landlord hereunder. For purposes of this provision, a reasonable time shall not be less than thirty (30) days after receipt by Landlord of written notice specifying the nature of the obligation Landlord has not performed; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days, after receipt of written notice, is reasonably necessary for its performance, then Landlord shall not be in breach or default of this Lease if performance of such obligation is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

24.  Parking

     Tenant shall have a license to use the number of non-designated and non-exclusive parking spaces specified in the Basic Lease Information. Landlord shall exercise reasonable efforts to insure that such spaces are available to Tenant for its use.

25.  Sale of Premises

     In the event of any sale of the Premises by Landlord or the cessation otherwise of Landlord's Interest therein, Landlord shall be and is hereby entirely released from any and all of its obligations to perform or further perform under this Lease and from all liability hereunder accruing from or after the date of such sale; and the purchaser, at such sale or any subsequent sale of the Premises shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this Lease. For purposes of this Section 25, the term "Landlord" means only the owner and/or agent of the owner as such parties exist as of the date on which Tenant executes this Lease. A ground lease or similar long term lease by Landlord of the entire Building, of which the Premises are a part, shall be deemed a sale within the meaning of this Section
25. Tenant agrees to attorn to such new owner provided such new owner does not disturb Tenant's use, occupancy or quiet enjoyment of the Premises so long as Tenant is not in default of any of the provisions of this Lease.

26.  Waiver

     No delay or omission in the exercise of any right or remedy of Landlord on any default by Tenant shall impair such a right or remedy or be construed as a waiver. The subsequent acceptance of Rent by Landlord after default by Tenant of any covenant or term of this Lease shall not be deemed a waiver of such default, other than a waiver of timely payment for the particular Rent payment involved, and shall not prevent Landlord from maintaining an unlawful detainer or other action based on such breach. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly Rent and other sums due hereunder shall be deemed to be other than on account of the earliest Rent or other sums due, nor shall any endorsement or statement on any check or accompanying any check or payment be deemed an accord and satisfaction; and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or other sum or pursue any other remedy provided in this Lease. No failure, partial exercise or delay on the part of the Landlord in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

27.  Casualty Damage

     27.1 Casualty. If the Premises or any part thereof (excluding any alterations or improvements installed by or for the benefit of Tenant) shall be damaged or destroyed by fire or other casualty, Tenant shall give immediate written notice thereof to Landlord. Within thirty (30) days after receipt by Landlord of such notice, Landlord shall notify Tenant, in writing, whether the necessary repairs can reasonably be made: (a) within ninety (90) days; (b) in more than ninety (90) days but in less than one hundred eighty (180) days; or
(c) in more than one hundred eighty (180) days, from the date of such notice.

            27.1.1 Minor Insured Damage. If the Premises are damaged only to such extent that repairs, rebuilding and/or restoration can be reasonably completed within ninety (90) days, this Lease shall not terminate and, provided that insurance proceeds are available to fully repair the damage, or if Landlord has failed to procure and maintain the insurance required in Section 12.5, then Landlord shall provide the insurance proceeds that would have otherwise been provided therefore. Landlord shall repair the Premises to substantially the same condition that existed prior to the occurrence of such casualty, except Landlord shall not be required to rebuild, repair, or replace any alterations or improvements installed by or for the benefit of Tenant or any part of Tenant's furniture, furnishings or fixtures and equipment removable by Tenant. The Rent payable hereunder shall be abated proportionately from the date Tenant vacates the Premises only to the extent rental abatement insurance proceeds are received by Landlord and the Premises are unfit for occupancy.

            27.1.2 Insured Damage Requiring More Than 90 Days To Repair. If the Premises are damaged only to such extent that repairs, rebuilding and/or restoration can be reasonably completed in more than ninety (90) days but in less than one hundred eighty (180) days, then Landlord shall have the option of
(a) terminating the Lease effective upon the occurrence of such damage, in which event the Rent shall be abated from the date Tenant vacates the Premises; or (b) electing to repair the Premises to substantially the same condition that existed prior to the occurrence of such casualty, provided insurance proceeds are available to fully repair the damage, or if Landlord has failed to procure and maintain the insurance required in Section 12.5, then Landlord shall provide the insurance proceeds that would have otherwise been provided therefore (except that the Landlord shall not be required to rebuild, repair, or replace any alterations or improvements installed by or for the benefit of Tenant or any part of Tenant's furniture, furnishings or fixtures and equipment removable by Tenant). The Rent payable hereunder shall be abated proportionately from the date Tenant vacates the Premises only to the extent rental abatement insurance proceeds are received by Landlord and the Premises are until for occupancy. If Landlord should fail to substantially complete such repairs within one hundred eighty (180) days after the date on which Landlord is notified by Tenant of the occurrence of such casualty (such 180-day period to be extended for delays caused by Tenant or any force majeure events), Tenant may within twenty (20) days after expiration of such one hundred eighty (180) day period (as same may be extended), terminate this Lease by delivering written notice to Landlord as Tenant's exclusive remedy, whereupon all rights of Tenant hereunder shall cease and terminate twenty (20) days after Landlord's receipt of such notice.

            27.1.3 Major Insured Damage. If the premises are damaged to such extent that repairs, rebuilding and/or restoration cannot be reasonably completed within one hundred eighty (180) days, than either Landlord or Tenant may terminate this Lease by giving written notice within twenty (20) days after notice from Landlord regarding the time period of repair. If either party notifies the other of its intention to so terminate the Lease, then this Lease shall terminate and the Rent shall be abated from the date Tenant vacates the Premises. If neither party elects to terminate this Lease, Landlord shall promptly commence and diligently prosecute to completion the repairs to the Premises, provided insurance proceeds are available to fully repair the damage, or if Landlord has failed to procure and maintain the insurance required in
Section 12.5, then Landlord shall provide the insurance proceeds that would have otherwise been provided therefore (except that Landlord shall not be required to rebuild, repair, or replace any alterations or improvements installed by or for the benefit of Tenant or any part of Tenant's furniture, furnishings or fixtures and equipment removable by Tenant). During the time when Landlord is prosecuting such repairs to completion, the Rent payable hereunder shall be abated proportionately from the date Tenant vacates the Premises only to the extent rental abatement insurance proceeds are received by Landlord and only during the time period that the Premises are unfit for occupancy,

            27.1.4 Damage Near End of Term. Notwithstanding anything to the contrary contained in this Lease except for the provisions of Section 27.2 below, if the Premises are substantially damaged or destroyed during the last year of then applicable term of this Lease, Landlord may, at its option, cancel and terminate this Lease by giving written notice to Tenant of its election to do so within thirty (30) days after receipt by Landlord of notice from Tenant of the occurrence of such casualty. If Landlord so elects to terminate this Lease, all rights of Tenant hereunder shall cease and terminate thirty (30) days after Tenant's receipt of such notice.

     27.2 Uninsured Casualty. Tenant shall be responsible for and shall pay to Landlord, as Additional Rent, any deductibles amount under the property insurance for the Premises and/or the Building. If any portion of the Premises is damaged and is not fully covered by insurance by insurance proceeds received by Landlord (and Tenant elects not to pay any such difference) or if the holder of any Indebtedness secured by the Premises requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to the other party within thirty (30) days after the date of notice to Tenant of any such event, whereupon all rights and obligations shall cease and terminate hereunder, except for those obligations expressly provided for in this Lease to survive such termination of the Lease.

     27.3 Tenant's Waiver. Landlord shall not be liable for any inconvenience or annoyance to Tenant, injury to the business of Tenant, loss of use of any part of the Premises by Tenant or loss of Tenant' personal property, resulting in any way from such damage, destruction or the repair thereof, except that, Landlord shall allow Tenant a fair diminution of Rent during the time and to the extent the Premises are until for occupancy as specifically provided above in this Section 27. With respect to any damage or destruction which Landlord is obligated to repair or may elect to repair, Tenant hereby waives all rights to terminate this Lease or offset any amounts against Rent pursuant to rights accorded Tenant by any law currently existing or hereafter enacted, including but not limited to, all rights pursuant to the provisions of Sections 1932(2.), 1933(4.), 1941 and 1942 of the California Civil Code, as the same may be amended or supplemented from time to time. Whenever Base Rent is to be abated under this Lease, all Base Rent and Additional Rent shall be equitably abated based upon the extent to which Tenant's use of the Premises is diminished.

28.  Condemnation

     If twenty-five percent (25%) or more of the Premises is condemned by eminent domain, inversely condemned or sold in lieu of condemnation for any public or quasi-public use or purpose ("Condemned"), then Tenant or Landlord may terminate this Lease as of the date when physical possession of the Premises is taken and title vests in such condemning authority, and Rent shall be adjusted to the date of termination. Tenant shall not because of such condemnation assert any claim against Landlord or the condemning authority for any compensation because of such condemnation, and Landlord shall be entitled to receive the entire amount of any award without deduction for any estate of interest or other interest of Tenant; provided, however, that Tenant shall be entitled to receive, or to prosecute a separate claim for, a condemnation award for a temporary taking of the Premises or a portion thereof by a condemnor where this Lease is not terminated (to the extent such award related to the unexpired Term), or an award or portion thereof separately designated for relocation and moving expenses or the interruption of or damage to Tenant's business or as compensation for Tenant's personal property, trade fixtures or alterations or for loss of goodwill provided such award is separate from Landlord's award and provided further such separate award does not diminish or impair the award otherwise payable to landlord If neither party elects to terminate this Lease, Landlord shall, if necessary, promptly proceed to restore the Premises or the Building to substantially its same condition prior to such partial condemnation, allowing for the reasonable effects of such partial condemnation, and a proportionate allowance shall be made to Tenant, as solely determined by Landlord, for the Rent corresponding to the time during which, and to the part of the Premises of which, Tenant is deprived on account of such partial condemnation and restoration. Landlord shall not be required to spend funds for restoration in excess of the amount received by Landlord as compensation awarded.

29.  Environmental Matters/hazardous Materials

     29.1 Hazardous Materials Disclosure Certificate: Prior to executing this Lease, Tenant has completed, executed and delivered to Landlord Tenant's initial Hazardous Materials Disclosure Certificate (the "Initial HazMat Certificate"), a copy of which is attached hereto as Exhibit G and incorporated herein by this
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reference. Tenant covenants, represents and warrants to Landlord that the information on the Initial HazMat Certificate is true and correct and accurately describes the use(s) of Hazardous Materials which will be made and/or used on the Premises by Tenant. Tenant shall commencing with the date which is one year from the Commencement Date and continuing every year thereafter, complete, execute, and deliver to Landlord, a Hazardous Materials Disclosure Certificate ("the "HazMat Certificate") describing Tenant's present use of Hazardous Materials on the Premises, and any other reasonably necessary documents as requested by Landlord. The HazMat Certificate required hereunder shall be in substantially the form as that which is attached hereto as Exhibit E.
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     29.2 Definition of Hazardous Materials: As used in this Lease, the term Hazardous Materials shall mean and include (a) any hazardous or toxic wastes, materials or substances, and other pollutants or contaminants, which are or become regulated by any Environmental Laws; (b) petroleum, petroleum by products, gasoline, diesel fuel, crude oil or any fraction there06 (c) asbestos and asbestos containing material, in any form, whether friable or non-friable;
(d) polychlorinated biphenyls; (e) radioactive materials; (0 lead and lead-containing materials; (g) any other material, waste or substance displaying toxic, reactive, ignitable or corrosive characteristics, as all such terms are used in their broadest sense, and are defined or become defined by any Environmental Law (defined below); or (h) any materials which cause or threatens to cause a nuisance upon or waste to any portion of the Premises, the Building, the Lot, the Park or any surrounding property; or poses or threatens to pose a hazard to the health and safety of persons on the Premises or any surrounding property.

     29.3 Prohibition; Environmental Laws: Tenant shall not be entitled to use nor store any Hazardous Materials on, in, or about the Premises, the Building, the Lot and the Park, or any portion of the foregoing, without, in each instance, obtaining Landlord's prior written consent thereto. If Landlord consents to any such usage or storage, then Tenant shall be permitted to use and/or store only those Hazardous Materials that are necessary for Tenant's business and to the extent disclosed in the HazMat Certificate and as expressly approved by Landlord in writing, provided that such usage and storage is only to the extent of the quantities of Hazardous Materials as specified in the then applicable HazMat Certificate as expressly approved by Landlord and provided further that such usage and storage is in full compliance with any and ail local, state and federal environmental, health and/or safety-related laws, statutes, orders, standards, courts' decisions, ordinances, rules and regulations (as interpreted by judicial and administrative decisions), decrees, directives, guidelines, permits or permit conditions, currently existing and as amended, enacted, issued or adopted in the future which are or become applicable to Tenant or all or any portion of the Premises (collectively, the "Environmental Laws"). Tenant agrees that any changes to the type and/or quantities of Hazardous Materials specified in the most recent HazMat Certificate may be implemented only with the prior written consent of Landlord, which consent may be given or withheld in Landlord's sole discretion. Tenant shall not be entitled nor permitted to install any tanks under, on or about the Premises for the storage of Hazardous Materials without the express written consent of Landlord, which may be given or withheld in Landlord's sole discretion. Landlord shall have the right at all times during the Term of this Lease to (i) inspect the Premises, (ii) conduct tests and investigations to determine whether Tenant is in compliance with the provisions of this Section 29, and (iii) request lists of all Hazardous Materials used, stored or otherwise located on, under or about any portion of the Premises and/or the Common Areas. The cost of all such inspections, tests and investigations shall be borne solely by Tenant, if Landlord reasonably determines that Tenant or any of Tenant's Representatives are directly or indirectly responsible in any manner for any contamination revealed by such inspections, tests and investigations. The aforementioned rights granted herein to Landlord and its representatives shall not create (a) a duty on Landlord's part to inspect, test, investigate, monitor or otherwise observe the Premises or the activities of Tenant and Tenant's Representatives with respect to Hazardous Materials, including without limitation, Tenant's operation, use and any remediation related thereto, or (b) liability on the part of Landlord and its representatives for Tenant's use, storage, disposal or remediation of Hazardous Materials, it being understood that Tenant shall be solely responsible for all liability in connection therewith.

        29.4 Tenant's Environmental Obligations: Tenant shall give to Landlord immediate verbal and follow-up written notice of any spills, releases, discharges, disposals, emissions, migrations, removals or transportation of Hazardous Materials on, under or about any portion of the Premises or in any Common Areas. Tenant, at its sole cost and expense, covenants and warrants to promptly investigate, clean up, remove, restore and otherwise remediate (including, without limitation, preparation of any feasibility studies or reports and the performance of any and all closures) any spill, release, discharge, disposal, emission, migration or transportation of Hazardous Materials arising from or related to the intentional or negligent acts or omissions of Tenant or Tenant's Representatives such that the affected portions of the Park and any adjacent property are returned to the condition existing prior to the appearance of such Hazardous Materials. Any such investigation, clean up, removal, restoration and other remediation shall only be performed after Tenant has obtained Landlord's prior written consent, which consent shall not be unreasonably withheld so long as such actions would not potentially have a material adverse long-term or short-term effect on any portion of the Premises, the Building, the Lot or the Park. Notwithstanding the foregoing, Tenant shall be entitled to respond immediately to an emergency without first obtaining Landlord's prior written consent. Tenant, at its sole cost and expense, shall conduct and perform, or cause to be conducted and performed, all closures as required by any Environmental Laws or any agencies or other governmental authorities having jurisdiction thereof. If Tenant fails to so promptly investigate, clean up, remove, restore, provide closure or otherwise so remediate, Landlord may, but without obligation to do so, take any and all steps necessary to rectify the same and Tenant shall promptly reimburse Landlord, upon demand, for all costs and expenses to Landlord of performing investigation, clean up, removal, restoration, closure and remediation work. All such work undertaken by Tenant, as required herein, shall be performed in such a manner so as to enable Landlord to make full economic use of the Premises, the Building, the Lot and the Park after the satisfactory completion of such work.

        29.5 Environmental Indemnity: In addition to Tenant's obligations as set forth hereinabove, Tenant and Tenant's officers and directors agree to, and shall, protect, indemnify, defend (with counsel acceptable to Landlord) and hold Landlord and the other Indemnitees harmless from and against any and all claims, judgments, damages, penalties, fines, liabilities, losses (including, without limitation, diminution in value of any portion of the Premises, the Building, the Lot or the Park, damages for the loss of or restriction on the use of rentable or usable space, and from any adverse impact of Landlord's marketing of any space within the Building and/or Park), suits, administrative proceedings and costs (including, but not limited to, attorneys' and consultant fees and court costs) arising at any time during or after the Term of this Lease in connection with or related to, directly or indirectly, the use, presence, transportation, storage, disposal, migration, removal, spill, release or discharge of Hazardous Materials on, in or about any portion of the Premises, the Common Areas, the Building, the Lot or the Park as a result (directly or indirectly) of the presence of storage, use, release or emission of Hazardous Materials by Tenant or any of Tenant's Representatives. The written consent of Landlord to the presence, use or storage of Hazardous Materials in, on, under or about any portion of the Premises, the Building, the Lot and/or the Park, or the strict compliance by Tenant with all Environmental Laws shall not excuse Tenant and Tenant's officers and directors from its obligations of indemnification pursuant hereto. Tenant shall not be relieved of its indemnification obligations under the provisions of this Section 29.5 due to Landlord's status as either an "owner" or "operator" under any Environmental Laws.

        29.6 Survival: Tenant's obligations and liabilities pursuant to the provisions of this Section 29 shall survive the expiration or earlier termination of this Lease. If it is determined by Landlord that the condition of all or any portion of the Premises, the Building, the Lot and/or the Park is not in compliance with the provisions of this Lease with respect to Hazardous Materials, including without limitation all Environmental Laws at the expiration or earlier termination of this Lease, then in Landlord's sole discretion, Landlord may require Tenant to hold over possession of the Premises until Tenant can surrender the Premises to Landlord in the condition in which the Premises existed as of the Commencement Date and prior to the appearance of such Hazardous Materials except for reasonable wear and tear, including without limitation, the conduct or performance of any closures as required by any Environmental Laws. The burden of proof hereunder shall be upon Tenant. For purposes hereof, the term "reasonable wear and tear" shall not include any deterioration in the condition or diminution of the value of any portion of the Premises, the Building, the Lot and/or the Park in any manner whatsoever related to directly, or indirectly, Hazardous Materials. Any such holdover by Tenant will be with Landlord's consent, will not be terminable by Tenant in any event or circumstance and will otherwise be subject to the provisions of Section 22 of this Lease. This Section 29 constitutes the entire agreement of Landlord and Tenant regarding Hazardous Materials. No other provision of this Lease shall be deemed to apply thereto.

        29.7 Disclosure: Pursuant to the provisions of California Health & Safety Code (S)25359.7 (as amended, supplemented and replaced from time to time), Landlord hereby discloses to Tenant that as of the Lease Date the Lot contains certain Hazardous Materials as such Hazardous Materials are more particularly described and set forth in that certain Phase I Environmental Site Assessment, dated December 1997, prepared by Brown and Caldwell (the "Environmental Report"). Landlord acknowledges and agrees that none of the environmental conditions or presence of Hazardous Materials on, in or under the Lot as described in the Environmental Report has been in any way caused by Tenant or any of Tenant's Representatives. Tenant hereby acknowledges and agrees as follows: (a) prior to executing this Lease a copy has been made available at Landlord's offices located at 2026 West Winton Avenue in Hayward, California for Tenant's review; (b) except for permissibly disclosing such information to its employees and invitees, to maintain the information contained therein strictly confidential and not to make or disseminate copies of such documents or the information contained therein to any party or person without first obtaining Landlord's written consent thereto, (c) not to disseminate or otherwise permit any employee, agent or other person over which Tenant has lawful authority to copy, publish or otherwise disseminate the Environmental Report or the information contained therein (except as may be lawfully compelled or otherwise required by valid rule, regulation or law); and (d) Landlord has made available to Tenant the Environmental Report for informational purposes only and Tenant may not rely upon the information contained in the Environmental Report unless and until Tenant obtains the environmental firms' written consent to such reliance thereon by Tenant.

        29.8   Tenant's Exculpation. Tenant shall not be liable for nor
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otherwise obligated to Landlord under any provision of the lease with respect to
(i) any claim, remediation obligation, investigation obligation, liability, cause of action, attorney's fees, consultants' cost, expense or damage resulting from any Hazardous Material present in, on or about the Premises or any of the Buildings in the Park to the extent not caused nor otherwise permitted, directly or indirectly, by Tenant or Tenant's Representatives; or (ii) the removal, investigation, monitoring or remediation of any Hazardous Material present in, on or about the Premises, the Building or the Park caused by any source, including third parties other than Tenant and Tenant's Representatives, as a result of or in connection with the acts or omissions of persons other than Tenant or Tenant's Representatives: provided, however, Tenant shall be fully liable for and otherwise obligated to Landlord under the provisions of this Lease for all liabilities, costs, damages, penalties, claims judgments, expenses (including without limitation, attorneys' and experts' fees and costs) and losses to the extent (a) Tenant or any of Tenant's Representatives contributes to the presence of such Hazardous Materials or Tenant and/or any of Tenant's Representatives exacerbates the conditions caused by such Hazardous Materials, or (b) Tenant and/or Tenant's Representatives allows or permits persons over which Tenant or any of Tenant's Representatives has control and/or for which Tenant or any of Tenant's Representatives are legally responsible for, to cause such Hazardous Materials to be present in, on, under, through or about any portion of the Premises, the Building or the Park, or does not take a reasonably appropriate actions to prevent such persons over which Tenant or any of Tenant's Representatives has control and/or for which Tenant or any of Tenant's Representatives are legally responsible from causing the presence of Hazardous Materials in, on, under, through or about any portion of the Premises, the Building or the Park.

30.     Financial Statements

        Tenant, for the reliance of Landlord, any lender holding or anticipated to acquire a lien upon the Premises, the Building or the Park or any portion thereof, or any prospective purchaser of the Building or the Park or any portion thereof, within ten (10) days after Landlord's request therefor, but not more often than once annually so long as Tenant is not in material default of this Lease, shall deliver to Landlord the then current publicly available audited financial statements of Tenant (including interim periods following the end of the last fiscal year for which annual statements are available) which statements shall be prepared or compiled in accordance with generally accepted accounting principles and shall present fairly the financial condition of Tenant at such dates and the result of its operations and changes in its financial positions for the periods ended on such dates. If an audited financial statement has not been prepared, Tenant shall provide Landlord with an unaudited financial statement and/or such other information, the type and form of which are acceptable to Landlord in Landlord's reasonable discretion, which reflects the financial condition of Tenant.

 31.    General Provisions

        31.1 Time. Time is of the essence in this Lease and with respect to each and all of its provisions in which performance is a factor.

        31.2 Successors and Assigns. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

        31.3 Recordation. Tenant shall not record this Lease or a short form memorandum hereof without the prior written consent of the Landlord.

        31.4 Landlord's Personal Liability. The liability of Landlord (which, for purposes of this Lease, shall include Landlord and the owner of the Building if other than Landlord) to Tenant for any default by Landlord under the terms of this Lease shall be limited to the actual interest of Landlord and its present or future partners or members in the Building, and Tenant agrees to look solely to the Building for satisfaction of any liability and shall not look to other assets of Landlord nor seek any recourse against the assets of the individual partners, members, directors, officers, shareholders, agents or employees of Landlord (including without limitation, any property management company of Landlord); it being intended that Landlord and the individual partners, members, directors, officers, shareholders, agents and employees of Landlord (including without limitation, any property management company of Landlord) shall not be personally liable in any manner whatsoever for any judgment or deficiency. The liability of Landlord under this Lease is limited to its actual period of ownership of title to the Building, and Landlord shall be automatically released from further performance under this Lease upon transfer of Landlords interest in the Premises or the Building.

        31.5 Separability. Any provisions of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provisions hereof and such other provision shall remain in full force and effect.

        31.6 Choice of Law. This Lease shall be governed by, and construed in accordance with, the laws of the State of California.

        31.7 Attorneys' Fees. In the event any dispute between the parties results in litigation or other proceeding, the prevailing party shall be reimbursed by the party not prevailing for all reasonable costs and expenses, including, without limitation, reasonable attorneys' and experts' fees and costs incurred by the prevailing party in connection with such litigation or other proceeding, and any appeal thereof. Such costs, expenses and fees shall be included in and made a part of the judgment recovered by the prevailing party, if any.

        31.8 Entire Agreement. This Lease supersedes any prior agreements, representations, negotiations or correspondence between the parties, and contains the entire agreement of the parties on matters covered. No other agreement, statement or promise made by any party, that is not in writing and signed by all parties to this Lease, shall be binding.

        31.9 Warranty of Authority. Landlord and Tenant each represent and warrant that (1) the person executing this Lease on such party's behalf is duly and validly authorized to do so on behalf of the entity it purports to so bind, and (2) if such party is a partnership, corporation or trustee, that such partnership, corporation or trustee has full right and authority to enter into this Lease and perform all of its obligations hereunder. Tenant hereby warrants that this Lease is valid and binding upon Tenant and enforceable against Tenant.

        31.10 Notices. Any and all notices and demands required or permitted to be given hereunder to Landlord shall be in writing and shall be sent: (a) by United States mail, certified and postage prepaid; or (b) by personal delivery; or (c) by overnight courier, addressed to Landlord at 101 Lincoln Centre Drive, Fourth Floor, Foster City, California 94404-1 167. Any and all notices and demands required or permitted to be given hereunder to Tenant shall be in writing and shall be sent: (i) by United States mail, certified and postage prepaid; or (ii) by personal delivery to any employee or agent of Tenant over the age of eighteen (18) years of age; or (iii) by overnight courier, all of which shall be addressed to Tenant at the address on the front page hereof. Notice and/or demand shall be deemed given upon the earlier of actual receipt or the third business day following deposit in the United States mail. Any notice or requirement of service required by any statute or law now or hereafter in effect, including, but not limited to, California Code of Civil Procedure Sections 1161, 1161.l, and 1162 (including any amendments, supplements or substitutions thereof), is hereby waived by Tenant.

        31.11 Joint and Several. If Tenant consists of more than one person or entity, the obligations of all such persons or entities shall be joint and several.

        31.12 Covenants and Conditions. Each provision to be performed by Tenant hereunder shall be deemed to be both a covenant and a condition.

        31.13 Waiver of Jury Trial. The parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way related to this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, the Building or the Park, and/or any claim of injury, loss or damage.

        31.14 Underlining. The use of underlining within the Lease is for Landlord's reference purposes only and no other meaning or emphasis is intended by this use, nor should any be inferred.

        31.15 Merger. The voluntary or other surrender of this Lease by Tenant, the mutual termination or cancellation hereof by Landlord and Tenant, or a termination of this Lease by Landlord for a material default by Tenant hereunder, shall not work a merger, and, at the sole option of Landlord, (i) shall terminate all or any existing subleases or subtenancies, or (ii) may operate as an assignment to Landlord of any or all of such subleases or subtenancies. Landlord's election of either or both of the foregoing options shall be exercised by delivery by Landlord of written notice thereof to Tenant and all known subtenants under any sublease.

32.     Signs

        Tenant shall have the right to share the signage with the occupant of the balance of the Building all signs and graphics of every kind visible in or from public view or corridors or the exterior of the Premises shall be subject to Landlord's prior written approval and shall be subject to any applicable governmental laws, ordinances, and regulations and in compliance with Landlord's sign criteria as same may exist from time to time or as set forth in Exhibit H hereto and made a part hereof. Tenant shall remove all such signs and graphics prior to the termination of this Lease. Such installations and removals shall be made in a manner as to avoid damage or defacement of the Premises; and Tenant shall repair any damage or defacement, including without limitation, discoloration caused by such installation removal. Landlord shall have the right, at its option, to deduct from the Security Deposit such sums as are reasonably necessary to remove such signs, including, but not limited to, the costs and expenses associated with any repairs necessitated by such removal. Notwithstanding the foregoing, in no event shall any: (a) neon, flashing or moving sign(s) or (b) sign(s) which shall interfere with the visibility of any sign, awning, canopy, advertising matter, or decoration of any kind of any other business or occupant of the Building or the Park be permitted hereunder. Tenant further agrees to maintain any such sign, awning, canopy, advertising matter, lettering, decoration or other thing as may be approved in good condition and repair at all times.

33.     Mortgagee Protection

        Upon any default on the part of Landlord, Tenant will give written notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee of a mortgage covering the Premises who has provided Tenant with notice of their interest together with an address for receiving notice, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default (which, in no event shall be less than ninety (90) days), including time to obtain possession of the Premises by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure. If such default cannot be cured within such time period, then such additional time as may be necessary will be given to such beneficiary or mortgagee to effect such cure so long as such beneficiary or mortgagee has commenced the cure within the original time period and thereafter diligently pursues such cure to completion, in which event this Lease shall not be terminated while such cure is being diligently pursued. Tenant agrees that each lender to whom this Lease has been assigned by Landlord is an express third party beneficiary hereof. Tenant shall not make any prepayment of Rent more than one (1) month in advance without the prior written consent of each such lender, except if Tenant is required to make quarterly payments of Rent in advance pursuant to the provisions of Section 8 above. Tenant waives the collection of any deposit from lender(s) or any purchaser at a foreclosure sale of such lender(s)' deed of trust unless the lender(s) or such purchaser shall have actually received and not refunded the deposit. Tenant agrees to make all payments under this Lease to the lender with the most senior encumbrance upon receiving a direction, in writing, to pay said amounts to such lender. Tenant shall comply with such written direction to pay without determining whether an event of default exists under such lender's loan to Landlord.

34.     Quitclaim

        Upon any termination of this Lease, Tenant shall, at Landlord's request, execute, have acknowledged and deliver to Landlord a quitclaim deed of Tenant's interest in and to the Premises.

35.     Modifications For Lender

        If, in connection with obtaining financing for the Premises or any portion thereof, Landlord's lender shall request reasonable modification(s) to this Lease as a condition to such financing, Tenant shall not unreasonably withhold, delay or defer its consent thereto, provided such modifications do not materially adversely affect Tenant's rights hereunder or the use, occupancy or quiet enjoyment of Tenant hereunder or increase Tenant's obligations or decrease Tenant's rights hereunder.

36.     Warranties of Tenant

        Tenant hereby warrants and represents to Landlord, for the express benefit of Landlord, that Tenant has undertaken an independent evaluation of the risks inherent in the execution of this Lease and the operation of the Premises for the use permitted hereby, and that, based upon said independent evaluation, Tenant has elected to enter into this Lease and except as expressly set forth herein hereby assumes all risks with respect thereto. Tenant hereby further warrants and represents to Landlord, for the express benefit of Landlord, that in entering into this Lease, Tenant has not relied upon any statement, fact, promise or representation (whether express or implied, written or oral) not specifically set forth herein in writing and that any statement, fact, promise or representation (whether express or implied, written or oral) made at any time to Tenant, which is not expressly incorporated herein in writing, is hereby waived by Tenant.

37.     Compliance with Americans with Disabilities Act

        Landlord and Tenant hereby agree and acknowledge that the Premises, the Building and/or the Park may be subject to the requirements of the Americans with Disabilities Act, a federal law codified at 42 U.S.C. 12101 et seq, including, but not limited to Title III thereof, all regulations and guidelines related thereto, together with any and all laws, rules, regulations, ordinances, codes and statutes now or hereafter enacted by local or state agencies having jurisdiction thereof, including all requirements of Title 24 of the State of California, as the same may be in effect on the date of this Lease and may be hereafter modified, amended or supplemented (collectively, the "ADA"). Any Tenant Improvements to be constructed hereunder shall be in compliance with the requirements of the ADA, and all costs incurred for purposes of compliance therewith shall be a part of and included in the costs of the Tenant Improvements. Tenant shall be solely responsible for conducting its own independent investigation of this matter with respect to the condition of the Building, Tenant's use of the Premises and for all improvements to be made to the Premises after the actual Commencement Date other than the Tenant Improvements; provided, however, with respect to the Tenant Improvements Landlord shall be solely responsible for ensuring that the design of all Tenant Improvements strictly comply with all requirements of the ADA. Subject to reimbursement pursuant to Section 6 of the Lease, if any barrier removal work or other work is required to the Building, the Common Areas or the Park under the ADA, then such work shall be the responsibility of Landlord; provided, if such work is required under the ADA as a result of Tenant's particular use of the Premises or any work or alteration made to the Premises by or on behalf of Tenant (other than any initial improvements), then such work shall be performed by Landlord at the sole cost and expense of Tenant. Except as otherwise expressly provided in this provision, Tenant shall be responsible at its sole cost and expense for fully and faithfully complying with all applicable requirements of the ADA, including without limitation, not discriminating against any disabled persons in the operation of Tenant's business in or about the Premises, and offering or otherwise providing auxiliary aids and services as, and when, required by the ADA. Within ten (1O) days after receipt, Landlord and Tenant shall advise the other party in writing, and provide the other with copies of (as applicable), any notices alleging violation of the ADA relating to any portion of the Premises or the Building; any claims made or threatened in writing regarding noncompliance with the ADA and relating to any portion of the Premises or the Building; or any governmental or regulatory actions or investigations instituted or threatened regarding noncompliance with the ADA and relating to any portion of the Premises or the Building. Tenant shall and hereby agrees to protect, defend (with counsel acceptable to Landlord) and hold Landlord and the other Indemnitees harmless and indemnify the Indemnitees from and against all liabilities, damages, claims, losses, penalties, judgments, charges and expenses (including reasonable attorneys' fees, costs of court and expenses necessary in the prosecution or defense of any litigation including the enforcement of this provision) arising from or in any way related to, directly or indirectly, Tenant's or Tenant's Representatives' violation or alleged violation of the

ADA.      Tenant agrees that the obligations of Tenant herein shall survive the expiration or earlier termination of this Lease.

38.       Brokerage Commission

          Landlord and Tenant each represents and warrants for the benefit of the other that it has had no dealings with any real estate broker, agent or finder in connection with the Premises and/or the negotiation of this Lease, except for the Broker(s) (as set forth on Page 1), and that it knows of no other real estate broker, agent or finder who is or might be entitled to a real estate brokerage commission or finder's fee in connection with this Lease or otherwise based upon contacts between the claimant and Tenant. Each party shall indemnify and hold harmless the other from and against any and ail liabilities or expenses arising out of claims made for a fee or commission by any real estate broker, agent or finder in connection with the Premises and this Lease other than Broker(s), if any, resulting from the actions of the indemnifying party. Any real estate brokerage commission or finder's fee payable to the Broker(s) in connection with this Lease shall only be payable and applicable to the extent of the initial Term of the Lease and to the extent of the Premises as same exist as of the date on which Tenant executes this Lease. Unless expressly agreed to in writing by Landlord and Broker(s), no real estate brokerage commission or finder's fee shall be owed to, or otherwise payable to, the Broker(s) for any renewals or other extensions of the initial Term of this Lease or for any additional space leased by Tenant other than the Premises as same exists as of the date on which Teant executes this Lease. Tenant further represents and warrants to Landlord that Tenant will not receive (i) any portion of any brokerage commission or finder's fee payable to the Broker(s) in connection with this Lease or (ii) any other form of compensation or incentive from the Broker(s) with respect to this Lease.

39.       Quiet Enjoyment

          Landlord covenants with Tenant, upon the paying of Rent and observing and keeping the covenants, agreements and conditions of this Lease on its part to be kept, and during the periods that Tenant is not otherwise in default of any of the terms or provisions of this Lease, and subject to the rights of any of Landlord's lenders, (i) that Tenant shall and may peaceably and quietly hold, occupy and enjoy the Premises and the Common Areas during the Term of this Lease, and (ii) neither Landlord, nor any successor or assign of Landlord, shall disturb Tenant's occupancy or enjoyment of the Premises and the Common Areas.

40.       Landlord's Ability to Perform Tenant's Unperformed Obligations

          Notwithstanding anything to the contrary contained in this Lease, if Tenant shall fail to perform any of the terms, provisions, covenants or conditions to be performed or complied with by Tenant pursuant to this Lease within the applicable cure periods, and/or if the failure of Tenant relates to a matter which in Landlord's judgment reasonably exercised is of an emergency nature and such failure shall remain uncured for a period of time commensurate with such emergency, then Landlord may, at Landlord's option without any obligation to do so, and in its sole discretion as to the necessity therefor, perform any such term, provision, covenant, or condition, or make any such payment and Landlord by reason of so doing shall not be liable or responsible for any loss or damage thereby sustained by Tenant or anyone holding under or through Tenant. If Landlord so performs any of Tenant's obligations hereunder, the full amount of the cost and expense entailed or the payment so made or the amount of the loss so sustained shall immediately be owing by Tenant to Landlord, and Tenant shall promptly pay to Landlord upon demand, as Additional Rent, the full amount thereof with interest thereon from the date of payment at the greater of (i) ten percent (10%) per annum, or (ii) the highest rate permitted by applicable law and Enforcement Expenses.

41.       Tenant's Early Termination Option:

     41.1 Termination Date: Tenant shall have a one-time option (the "Termination Option") to terminate this Lease, effective as of the 37/th/ month of the Lease Term (the "Termination Date"). The Termination Option is granted subject to the following terms and conditions:

          41.1.1 Notice: Tenant delivers to Landlord written notice of Tenant's election to exercise the Termination Option, which notice is given no later than nine (9) full calendar months prior to the Termination Date; and

          41.1.2 No Default: Tenant is not then in default under this Lease beyond any applicable cure periods either on the date that Tenant exercises the Termination Option, or unless waived in writing by Landlord, on the Termination Date; and

          41.1.3 Termination Fee: Tenant pays to Landlord on the 30/th/ month of the Lease Term, a cash lease termination fee (the "Fee") equal to two hundred six thousand eight hundred ninety-five and 00/100 dollars ($2O6,895.00).

     41.2 Terms: If Tenant timely and properly exercises the Termination Option,
(i) all rent payable under this Lease shall be paid through and apportioned as of the Termination Date (in addition to payment by Tenant of the Fee); (ii) neither party shall have any rights, estates, liabilities, or obligations under this Lease for the period accruing after the Termination Date, except those which by the provisions of this Lease, expressly survive the expiration or termination of the Term of this Lease; (iii) Tenant shall surrender and vacate the Premises and deliver possession thereof to Landlord on or before the Termination Date in the condition required under this Lease for surrender of the Premises; and (iv) Landlord and Tenant shall enter into a written agreement reflecting the termination of this Lease upon the terms provided for herein, which agreement shall be executed within thirty (30) days after Tenant exercises the Termination Option and delivers to Landlord the written notice required above. It is the parties' intention that nothing contained herein shall impair, diminish or otherwise prevent Landlord from recovering from Tenant such additional sums as may be necessary for payment of Tenant's Share of the Operating Expenses, Tax Expenses, Common Area Utility Costs, Utility Expenses, Administrative Charges and any other sums due and payable under this Lease allocated to any period prior to the Termination Date, including, any sums required to repair any damage to the Premises and/or restore the Premises to the condition required under the provisions of this Lease.

     41.3 Termination: The Termination Option shall automatically terminate and become null and void upon the earlier to occur of (i) the breach or default by Tenant of any of the terms of this Lease beyond any applicable cure periods either on the date that tenant exercises the Termination Option, or unless waived in writing by Landlord, on the Termination Date; (ii) Landlord or Tenant's the termination of Tenant's right to possession of the Premises under the provisions of this Lease; or (iii) the failure of Tenant to timely or properly exercise the Termination option as contemplated herein. This Termination Option is personal to Tenant and may not be assigned voluntarily, separate from or as part of the Lease, except to a Related Entity.

     IN WITNESS WHEREOF, this Lease is executed by duly authorized signatories of the parties as of the Lease Date referenced on Page 1 of this Lease.

Tenant:

NetFlix.com,
a Delaware Corporation

By:    /s/ W. Barry McCarthy, Jr.
       -------------------------

Its:   CFO & Secretary
       -------------------------

Date:  10/8/99
       -------------------------

By:
       -------------------------

Its:   Secretary

Date:
       -------------------------

Landlord:

LINCOLN-RECP OLD OAKLAND OPCO, LLC,
a Delaware limited liability company

By:    LEGACY PARTNERS COMMERCIAL, INC.,
       as manager and agent for Lincoln-RECP Old Oakland OPCO, LLC

       By:     /s/ [ILLEGIBLE]
               -------------------------
               Senior Vice President

       Date:
               -------------------------

If Tenant is a CORPORATION, the authorized officers must sign on behalf of the
               -----------

corporation and indicate the capacity in which they are signing. The Lease must be executed by the president or vice-president and the secretary or assistant
                                               ---
secretary, unless the bylaws or a resolution of the board of directors shall
           ------
otherwise provide, in which event, the bylaws or a certified copy of the resolution, as the case may be, must be attached to this Lease.

                                   Exhibit A
                                    Premises

This exhibit, entitled "Premises" is and shall constitute EXHIBIT A to that certain Lease Agreement dated August 11, 1999 (the "Lease"), by and between LINCOLN-RECP OLD OAKLAND OPCO, LLC, a Delaware limited liability company ("Landlord") and NetFlix.com, a Delaware corporation ("Tenant") for the leasing of certain premises located at 2219 Old Oakland Road, San Jose, California (the "Premises").

The Premises consist of the rentable square footage of space specified in the Basic Lease Information and has the address specified in the Basic Lease Information. The Premises are a part of and are contained in the Building specified in the Basic Lease Information. The non cross-hatched area depicts the Premises within the [Building, Project]:

                                     [MAP]

                          Exhibit B to Lease Agreement
                               Tenant Improvements



This exhibit, entitled "Tenant Improvements", is and shall constitute EXHIBIT B
                                                                      ---------
to that certain Lease Agreement dated August 11, 1999 (the "Lease"), by and between LINCOLN-RECP OLD OAKLAND OPCO, LLC, a Delaware limited liability company ("Landlord") and NetFlix.com, a Delaware corporation ("Tenant") for the leasing of certain premises located at 2219 Old Oakland Road, San Jose, California (the "Premises"). The terms, conditions and provisions of this EXHIBIT B are hereby
                                                          ---------
incorporated into and are made a part of the Lease. Any capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease:

1.   Tenant Improvements. Subject to the conditions set forth below, Landlord
     -------------------
agrees to construct and install at its sole cost and expense certain improvements ("Tenant Improvements") in the Building of which the Premises are a part in accordance with Section 2 below and pursuant to the terms of this EXHIBIT B.
---------

2.   Definition. "Tenant Improvements" as used in this Lease shall include only
     ----------
those portions of the Building which are described below. "Tenant Improvements" shall specifically not include any alterations, additions or improvements installed or constructed by Tenant, and any of Tenant's trade fixtures, equipment, furniture, furnishings, telephone equipment or other personal property (collectively, "Personal Property"). The Tenant Improvements shall include only those improvements as specified in this Section 2 below and made a part hereof. Such work, as set forth below and as shown in the Initial Plans shall be hereinafter referred to as the "Work". Landlord shall not be obligated to pay for any improvements which are not expressly set forth herein below. The Tenant Improvements shall consist of the following Work as described more fully on Exhibit B-2 hereto:

          (a) Install full floor to roof joist demising wall and separately metered PG&E.
          (b) Remove wall partitions in former restroom area and install 12' of upper and 12' of lower cabinets, kitchenette sink and outlets for microwave and refrigerator.
          (c) Install exterior lighting in shipping and receiving area which will be operational on a 24-hour, 7 days per week basis.

3.   Tenant Improvement Costs. The Tenant Improvements' cost (Tenant Improvement
     ------------------------
Costs") shall mean and include any and all costs and expenses of the Work, including, without limitation, all of the following:

          (a) All costs of preliminary space planning and final architectural and engineering plans and specifications (including, without limitation, the scope of work, all plans and specifications, the Initial Plans and the Final Drawings) for the Tenant Improvements, and architectural fees, engineering costs and fees, and other costs associated with completion of said plans;

          (b) All costs of obtaining building permits and other necessary authorizations and approvals from the City of San Jose and other applicable jurisdictions;

          (c) All costs of interior design and finish schedule plans and specifications including as-built drawings;

          (d) All direct and indirect costs of procuring, constructing and installing the Tenant Improvements in the Premises, including, but not limited to, the construction fee for overhead and profit, the cost of all on-site supervisory and administrative staff, office, equipment and temporary services rendered by Landlord's consultants and the General Contractor in connection with construction of the Tenant Improvements, and all labor (including overtime) and materials constituting the Work;

          (e) All fees payable to the General Contractor, architect and Landlord's engineering firm if they are required by Tenant to redesign any portion of the Tenant Improvements following Tenant's approval of the Final Drawings; and

          (f) A construction management fee payable to Landlord in the amount of five percent (5%) of all direct and indirect costs of procuring, constructing and installing the Tenant Improvements in the Premises and the Building.

4.   Building Standard Work. Landlord shall provide that the Tenant Improvements
     ----------------------
be at least equal, in quality, to Landlord's building standard materials, quantities and procedures then in use by Landlord ("Building Standards") attached hereto as Exhibit B-1, and shall consist of improvements which are generic in nature. Landlord shall obtain all government approvals of the Work to the full extent necessary for the issuance of a building permit for the Tenant Improvements. Such Tenant Improvements shall he constructed in a good and workmanlike manner, free of defects and using new materials and equipment of good quality. Tenant shall have the right to submit a written "punch list" to Landlord, setting forth any defective item of construction, and Landlord shall promptly cause such items to be corrected. Tenant's acceptance of the Premises or submission of a "punch list" shall not be deemed a waiver of Tenant's right to have defects in the Tenant Improvements or the Premises repaired at no cost to Tenant. Tenant shall give notice to Landlord, within the first year of the Lease Term, whenever any such defect becomes reasonably apparent, and Landlord shall repair such defect as soon as practicable.

 5. Landlord shall not be obligated to pay for any Tenant Improvements which are not specifically set forth in Section 2 above or in Exhibit B-1.

6. Lease Provisions; Conflict. The terms and provisions of the Lease, insofar as
   --------------------------
they are applicable, in whole or in part, to this EXHIBIT B, are hereby
                                                  ---------
incorporated herein by reference, and specfically including all of the provisions of Section 31 of the Lease. In the event of any conflict between the terms of the Lease and this EXHIBIT B, the terms of this EXHIBIT B shall
                            ---------                    ---------
prevail.

                                   Exhibit B-1
                                Building Standards

                               Outline Specification for
                        New Office Build-Out in R&D Buildings

OFFICE AREA
-----------

Demising Partition and Corridor Walls:

Note: One hr. rated walls where required based on occupancy group.

A. 6" 20-gage metal studs at 24" O.C. (or as required by code based on roof height) framed full height from finish floor to surface above.

B.    One (1) layer 5/8" drywall Type "X" both sides of wall, fire taped only.

Interior Partitions:

A. 3-5/8" 25-gage metal studs at 24" 0.C. to bottom of T-Bar ceiling grid approximately 9' 0" high.

B.    One (1) layer 5/8" drywall both sides of wall, smooth ready for paint.

C.    3-5/8" metal studs including all lateral bracing as required by code.

Perimeter Drywall (At Office Areas):

A. 3-5/8" metal studs @ 24" O.C. to 12' 0" above finished floor. (or as required by Title-24 for full height envelope then use demising wall spec.)

B.    One (1) layer 5/8" Type "X" drywall taped smooth and ready for paint.

Column Furring:

A.    Furring channel all sides of 2-l/2" metal studs per details.

B.    One (1) layer 5/8" drywall taped smooth and ready for paint.

C.    Columns within walls shall be furred-out.


Acoustical Ceilings:

Note: Gyp. Bd. ceiling at all restroom Typ.

A. 2' x 4' standard white T-Bar grid system as manufactured by Chicago Metallic of equal.

B. 2' x 4' x 5/8" white, no-directional acoustical tile to be regular second look as manufactured by Armstrong or equal.

Painting:

A. Sheetrock walls within office to receive two (2) coats of interior latex paint as manufactured by Kelly Moore or equal. Some portions of second coat to be single accent color.

B.    Semi-gloss paint all restrooms and lunch rooms.

Window Covering:

A. 1" aluminum mini-blinds as manufactured by Levelor, Bali or equal, color to be selected by Legacy Partners Commercial, Inc. (brushed aluminum or white).

B.    Blinds to be sized to fit window module.

VCT:
---

A. VCT to be l/8" x 12" x 12" as manufactured by Armstrong -Excelon Series or equal.

B. Slabs shall be water proofed per manufacturer recommendations, at sheet vinyl or VCT areas.

Light Fixtures:

A. 2" x 4" T-bar lay in 3-tube energy efficient fixture with cool white fluorescent tubes with parabolic lens as manufactured by Lithonia or equal. (Approximately 50 F.C.)

Light Switches:

A.   Switching as required by Title 24.

B.   Switch assembly to be Levinton or equal, color - White

Electrical Outlet:

A. 11OV duplex outlet in demising or interior partitions only, as manufactured by Leviton or equal, color to be White.

B. Maximum eight (8) outlets per circuit, spacing to meet code or minimum 2 per office, conference room, reception and 2 dedicated over cabinet at lunch room junction boxes above ceiling for large open area with furniture partitions.

C.   Transformers to be a minimum of 20% or over required capacity.

D. Contractors to inspect electric room and to include all necessary metering cost.

E.   No aluminum wiring is acceptable.

Telephone/Data Outlet:

A. One (1) single outlet box in wall with pullwire from outlet box to area above T-bar ceiling per office.

B.   Cover plate for phone outlets by telephone/data vendors.

Fire Sprinklers:

As required by fire codes.

Topset Base:

A.   4" rubber base as manufactured by Burke or equal, standard colors only.

B.   4" rubber base at VCT areas.

Toilet Areas:

Wet walls to receive Duraboard or Wonder Board and ceramic tile up to 48". Floors to receive ceramic tile with self coved base as required by code.

Carpet:

Note any of the following carpets are acceptable

Designweave: Alumni 28 oz., Windswept Classic 30 oz, or Stratton Design Series III 30 OZ, Structure II 28 oz.

Wood Doors:

Shall be 3' 0" x 9' 0" x l-3/4" (unless otherwise specified) solid core, prefinished harmony (rotary N. birch).

Door Frames:

Shall be ACI or equal, 3-3/4" or 4-7/8" throat, brushed, standard aluminum, snap-on trim.

Hardware:

l-1/2 pr. butts F179 Stanley, Latchset Dl0S Rhodes Schlage, Lockset D53PD Rhodes Schlage, Dome Type floor stop Gylnn Johnson FB13, Closer 4110LCN (where required) brushed chrome.

Insulation:

By Title 24 insulation.

Plumbing:

A. Shall comply with all local codes and handicapped code requirements. Fixtures shall be either "American Standard", "Kohler" or "Norris". All toilet accessories and grab bars shall be "Bobrick" or equal and approved by owner.

B. Plumbing bid shall include 5 gallon minimum hot water heater, or insta hot with mixer valve including all connections.

Toilet Partitions:

Shall be as manufactured by Fiat, global or equal if approved by owner. Color to be white or gray.

HVAC:

HVAC units per specifications.

Five (5) year warranty provided on all HVAC compressor units. All penetrations including curbs and sleepers to be hot moped to Legacy Partners Commercial, Inc. standard.

Warehouse Areas:

Floor - seal concrete with water base clear acrylic sealer.
Fire Extinguishers - 2A 10 BC surface mount by code x by S.F.

400 W metal halide lighting at warehouse minimum 5-7 foot candles.

Note:  All high pile storage requirements are excluded for standard building
T.I.

                                  Exhibit B-2
                              Tenant Improvements

The floor plan below shows the Work to be provided by Landlord pursuant to
Section 2 of this Exhibit B of the Lease.

                          Exhibit C to Lease Agreement
                               Rules & Regulations



This exhibit, entitled "Rules & Regulations", is and shall constitute EXHIBIT C
                                                                      ---------
to that certain Lease Agreement dated August 11, 1999 (the "Lease"), by and between LINCOLN-RECP OLD OAKLAND OPCO, LLC, a Delaware limited liability company ("Landlord") and NetFlix.com, a Delaware corporation ("Tenant") for the leasing of certain premises located at 2219 Old Oakland Road, San Jose, California (the "Premises"). The terms, conditions and provisions of this EXHIBIT C are hereby
                                                          ---------
incorporated into and are made a part of the Lease. Any capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease:


1. No advertisement, picture or sign of any sort shall be displayed on or outside the Premises or the Building without the prior written consent of Landlord. Landlord shall have the right to remove any such unapproved item without notice and at Tenant's expense.

2. Tenant shall not regularly park motor vehicles in designated parking areas after the conclusion of normal daily business activity.

3. Tenant shall not use any method of heating or air conditioning other than that supplied by Landlord without the prior written consent of Landlord.

4. All window coverings installed by Tenant and visible from the outside of the Building require the prior written approval of Landlord.

5. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance or any flammable or combustible materials on or around the Premises, the Building or the Park.

6. Tenant shall not alter any lock or install any new locks or bolts on any door at the Premises without the prior consent of Landlord.

7. Tenant agrees not to make any duplicate keys without the prior consent of Landlord.

8. Tenant shall park motor vehicles in those general parking areas as designated by Landlord except for loading and unloading. During those periods of loading and unloading, Tenant shall not unreasonably interfere with traffic flow within the Park and loading and unloading areas of other Tenants.

9. Tenant shall not disturb, solicit or canvas any occupant of the Building or Park and shall cooperate to prevent same.

10.  No person shall go on the roof without Landlord's permission.

11. Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building, to such a degree as to be objectionable to Landlord or other Tenants, shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration.

12. All goods, including material used to store goods, delivered to the Premises of Tenant shall be immediately moved into the Premises and shall not be left in parking or receiving areas overnight.

13. Tractor trailers which must be unhooked or parked with dolly wheels beyond the concrete loading areas must use steel plates or wood blocks under the dolly wheels to prevent damage to the asphalt paving surfaces. No parking or storing of such trailers will be permitted in the auto parking areas of the Park or on streets adjacent thereto.

14. Forklifts which operate on asphalt paving areas shall not have solid rubber tires and shall only use tires that do not damage the asphalt.

15. Tenant is responsible for the storage and removal of all trash and refuse. All such trash and refuse shall be contained in suitable receptacles stored behind screened enclosures at locations approved by Landlord.

16. Tenant shall not store or permit the storage or placement of goods, or merchandise or pallets or equipment of any sort in or around the Premises, the Building, the Park or any of the Common Areas of the foregoing. No displays or sales of merchandise shall be allowed in the parking lots or other Common Areas.

17. Tenant shall not permit any animals, including, but not limited to, any household pets, to be brought or kept in or about the Premises, the Building the Park or any of the Common Areas of the foregoing.

18. Tenant shall not permit any motor vehicles to be washed on any portion of the Premises or in the Common Areas of the Park, nor shall Tenant permit mechanical work or maintenance of motor vehicles to be performed on any portion of the Premises or in the Common Areas of the Park.

                                   Exhibit E
                   Hazardous Materials Disclosure Certificate

Your cooperation in this matter is appreciated. Initially, the information provided by you in this Hazardous Materials Disclosure Certificate is necessary for the Landlord (identified below) to evaluate and finalize a lease agreement with you as Tenant. After a lease agreement is signed by you and the Landlord (the "Lease Agreement"), on an annual basis in accordance with the provisions of
Section 29 of the signed Lease Agreement, you are to provide an update to the information initially provided by you in this certificate. The information contained in the initial Hazardous Materials Disclosure Certificate and each annual certificate provided by you thereafter will be maintained in confidentiality by Landlord subject to release and disclosure as required by (i) any lenders and owners and their respective environmental consultants, (ii) any prospective purchaser(s) of all or any portion of the property on which the Premises are located, (iii) Landlord to defend itself or its lenders, partners or representatives against any claim or demand, and (iv) any laws, rules, regulations, orders, decrees, or ordinances, including, without limitation, court orders or subpoenas. Any and all capitalized terms used herein, which are not otherwise defined herein, shall have the same meaning ascribed to such term in the signed Lease Agreement. Any questions regarding this certificate should be directed to, and when completed, the certificate should be delivered to:

Landlord:       ______________________________________________________
                ______________________________________________________
                c/o Legacy Partners Commercial, Inc.
                101 Lincoln Centre Drive, Fourth Floor
                Foster City, California 94404
                Attn: ________________________________
                Phone: (650) 571-2200

Name of (Prospective) Tenant: ________________________________________________

Mailing Address: _______________________________________________________________
________________________________________________________________________________

Contact Person, Title and Telephone Number(s): _________________________________

Contact Person for Hazardous Waste Materials Management and Manifests and Telephone Number(s):____________________________________________________________
________________________________________________________________________________

Address of (Prospective) Premises:______________________________________________

Length of (Prospective) Initial Term: __________________________________________
________________________________________________________________________________


1.   General Information:

     Describe the initial proposed operations to take place in, on, or about the Premises, including, without limitation, principal products processed, manufactured or assembled services and activities to be provided or otherwise conducted. Existing Tenants should describe any proposed changes to on-going operations.

     ___________________________________________________________________________
     ___________________________________________________________________________

2.   Use, Storage and Disposal of Hazardous Materials

     2.1 Will any Hazardous Materials be used, generated, stored or disposed of in, on or about the Premises? Existing Tenants should describe any Hazardous Materials which continue to be used, generated, stored or disposed of in, on or about the Premises.

          Wastes                      Yes  [_]     No  [_]
          Chemical Products           Yes  [_]     No  [_]
          Other                       Yes  [_]     No  [_]

          If Yes is marked, please explain: ____________________________________
          ______________________________________________________________________
          ______________________________________________________________________

     2.2 If Yes is marked in Section 2.1, attach a list of any Hazardous Materials to be used, generated, stored or disposed of in, on or about the Premises, including the applicable hazard class and an estimate of the quantities of such Hazardous Materials at any given time; estimated annual throughput; the proposed location(s) and method of storage (excluding nominal amounts of ordinary household cleaners and janitorial supplies which are not regulated by any Environmental Laws); and the proposed location(s) and method of disposal for each Hazardous Material, including, the estimated frequency, and the proposed contractors or subcontractors. Existing Tenants should attach a list setting forth the information requested above and such list should include actual data from on-going operations and the identification of any variations in such information from the prior year's certificate.

3.   Storage Tanks and Sumps

     3.1 Is any above or below ground storage of gasoline, diesel, petroleum, or other Hazardous Materials in tanks or sumps proposed in, on or about the Premises? Existing Tenants should describe any such actual or proposed activities.

          Yes  [_]      No  [_]

          If yes, please explain: ______________________________________________
          ______________________________________________________________________
          ______________________________________________________________________

4.   Waste Management

     4.1 Has your company been issued an EPA Hazardous Waste Generator I.D. Number? Existing Tenants should describe any additional identification numbers issued since the previous certificate.

          Yes  [_]      No  [_]

     4.2 Has your company filed a biennial or quarterly reports as a hazardous waste generator? Existing Tenants should describe any new reports filed.

          Yes  [_]      No  [_]

          If yes, attach a copy of the most recent report filed.

5.   Wastewater Treatment and Discharge

     5.1  Will your company discharge wastewater or other wastes to:

          ____ storm drain?     ____  sewer?
          ____ surface water?   ____  [no wastewater or other wastes discharged.

          Existing Tenants should indicate any actual discharges. If so, describe the nature of any proposed or actual discharge(s).
          ______________________________________________________________________
          ______________________________________________________________________

     5.2  Will any such wastewater or waste be treated before discharge?

          Yes  [_]      No  [_]

          If yes, describe the type of treatment proposed to be conducted. Existing Tenants should describe the actual treatment conducted.
          ______________________________________________________________________
          ______________________________________________________________________

6.   Air Discharges

     6.l Do you plan for any air filtration systems or stacks to be used in your company's operations in, on or about the Premises that will discharge into the air; and will such air emissions be monitored? Existing Tenants should indicate whether or not there are any such air filtration systems or stacks in use in, on or about the Premises which discharge into the air and whether such air emissions are being monitored.

          Yes  [_]      No  [_]

          If yes, please describe: _____________________________________________
          ______________________________________________________________________
          ______________________________________________________________________

     6.2 Do you propose to operate any of the following types of equipment, or any other equipment requiring an air emissions permit? Existing Tenants should specify any such equipment being operated in, on or about the Premises.

          ____ Spray booth(s)          ____ Incinerator(s)
          ____ Dip tank(s)             ____ Other (Please describe)
          ____ Drying oven(s)          ____ No Equipment Requiring Air Permits

          If yes, please describe: _____________________________________________
          ______________________________________________________________________
          ______________________________________________________________________

7.   Hazardous Materials Disclosures

     7.1 Has your company prepared or will it be required to prepare a Hazardous Materials management plan ("Management Plan") pursuant to Fire Department or other governmental or regulatory agencies' requirements? Existing Tenants should indicate whether or not a Management Plan is required and has been prepared.

          Yes  [_]      No  [_]

          If yes, attach a copy of the Management Plan. Existing Tenants should attach a copy of any required updates to the Management Plan.

     7.2 Are any of the Hazardous Materials, and in particular chemicals, proposed to be used in your operations in, on or about the Premises regulated under Proposition 65? Existing Tenants should indicate whether or not there are any new Hazardous Materials being so used which are regulated under Proposition 65.

          Yes  [_]      No  [_]

          If yes, please explain: ______________________________________________
          ______________________________________________________________________
          ______________________________________________________________________

8.   Enforcement Actions and Complaints

     8.1 With respect to Hazardous Materials or Environmental Laws, has your company ever been subject to any agency enforcement actions, administrative orders, or consent decrees or has your company received requests for information, notice or demand letters, or any other inquiries regarding its operations? Existing Tenants should indicate whether or not any such actions, orders or decrees have been, or are in the process of being, undertaken or if any such requests have been received.

          Yes  [_]      No  [_]

          If yes, describe the actions, orders or decrees and any continuing compliance obligations imposed as a result of these actions, orders or decrees and also describe any requests, notices or demands, and attach a copy of all such documents. Existing Tenants should describe and attach a copy of any new actions, orders, decrees, requests, notices or demands not already delivered to Landlord pursuant to the provisions of Section 29 of the signed Lease Agreement.

          ______________________________________________________________________
          ______________________________________________________________________

     8.2 Have there ever been, or are there now pending, any lawsuits against your company regarding any environmental or health and safety concerns?

          Yes  [_]      No  [_]

          If yes, describe any such lawsuits and attach copies of the complaint(s), cross-complaint(s), pleadings and all other documents related thereto as requested by Landlord. Existing Tenants should describe and attach a copy of any new complaint(s), cross-complaint(s), pleadings and other related documents not already delivered to Landlord pursuant to the provisions of
Section 29 of the signed Lease Agreement.

          ______________________________________________________________________
          ______________________________________________________________________

     8.3 Have there been any problems or complaints from adjacent Tenants, owners or other neighbors at your company's current facility with regard to environmental or health and safety concerns? Existing Tenants should indicate whether or not there have been any such problems or complaints from adjacent Tenants, owners or other neighbors at, about or near the Premises.

          Yes  [_]    No  [_]

          If yes, please describe. Existing Tenants should describe any such problems or complaints not already disclosed to Landlord under the provisions of the signed Lease Agreement.

          ______________________________________________________________________
          ______________________________________________________________________

9.   Permits and Licenses

     9.1 Attach copies of all Hazardous Materials permits and licenses including a Transporter Permit number issued to your company with respect to its proposed operations in, on or about the Premises, including, without limitation, any wastewater discharge permits, air emissions permits, and use permits or approvals. Existing Tenants should attach copies of any new permits and licenses as well as any renewals of permits or licenses previously issued.

The undersigned hereby acknowledges and agrees that (A) this Hazardous Materials Disclosure Certificate is being delivered in connection with, and as required by, Landlord in connection with the evaluation and finalization of a Lease Agreement and will be attached thereto as an exhibit; (B) that this Hazardous Materials Disclosure Certificate is being delivered in accordance with, and as required by, the provisions of Section 29 of the Lease Agreement; and (C) that Tenant shall have and retain full and complete responsibility and liability with respect to any of the Hazardous Materials disclosed in the Hazardous Material Certificate notwithstanding Landlord's/Tenant's receipt and/or approval of such certificate. Tenant further agrees that none of the following described acts or events shall be construed or otherwise interpreted as either (a) excusing, diminishing or otherwise limiting Tenant from the requirement to fully and faithfully perform its obligations under the Lease with respect to Hazardous Materials, including, without limitation, Tenant's indemnification of the Indemnitees and compliance with all Environmental Laws, or (b) imposing upon Landlord, directly or indirectly, any duty or Liability with respect to any such Hazardous Materials, including, without limitation, any duty on Landlord to investigate or otherwise verify the accuracy of the representations and statements made therein or to ensure that Tenant is in compliance with all Environmental Laws; (i) the delivery of such certificate to Landlord and/or Landlord's acceptance of such certificate, (ii) Landlord's review and approval of such certificate, (iii) Landlord's failure to obtain such certificate from Tenant at any time, or (iv) Landlord's actual or constructive knowledge of the types and quantities of Hazardous Materials being used, stored, generated, disposed of or transported on or about the Premises by Tenant or Tenant's Representatives. Notwithstanding the foregoing or anything to the contrary contained herein, the undersigned acknowledges and agrees that Landlord and its partners, lenders and representatives may, and will, rely upon the statements, representations, warranties and certifications made herein and the truthfulness thereof in entering into the Lease Agreement and the continuance thereof throughout the term, and any renewals thereof, of the Lease Agreement.

I (print name)_____________________________, acting with full authority to bind the (proposed) Tenant and on behalf of the (proposed) Tenant, certify, represent and warrant that the information contained in this certificate is true and correct.

(Prospective) Tenant:

By:     ____________________________________
Title:  ____________________________________
Date:   ____________________________________

                                   Exhibit F
                       First Amendment to Lease Agreement
                           Change of Commencement Date

This First Amendment to Lease Agreement (the "Amendment") is made and entered into to be effective as of ________________, by and between ___________________
("Landlord"), and _________________ ("Tenant"), with reference to the following facts:

                                    Recitals

A. Landlord and Tenant have entered into that certain Lease Agreement dated ____________________ (the "Lease"), for the leasing of certain premises containing approximately __________ rentable square feet of space located at ___________________, California (the "Premises") as such Premises are more fully described in the Lease.

B.   Landlord and Tenant wish to amend the Commencement Date of the Lease.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

     1.   Recitals: Landlord and Tenant agree that the above recitals are true
          --------
          and correct.

     2.   The Commencement Date of the Lease shall be__________________________.

     3.   The last day of the Term of the Lease (the "Expiration Date") shall be
          __________________.

     4.   The dates on which the Base Rent will be adjusted are:

          for the period _________ to ________ the monthly Base Rent shall be $_______________;
          for the period _________ to ________ the monthly Base Rent shall be $_______________; and
          for the period _________ to ________ the monthly Base Rent shall be $_______________.

     5.   Effect of Amendment: Except as modified herein, the terms and
          -------------------
conditions of the Lease shall remain unmodified and continue in full force and effect. In the event of any conflict between the terms and conditions of the Lease and this Amendment, the terms and conditions of terms Amendment shall prevail.

     6.   Definitions: Unless otherwise defined in this Amendment, all terms
          -----------
not defined in this Amendment shall have the meaning set forth in the Lease.

     7.   Authority: Subject to the provisions of the Lease, this Amendment
          ---------
shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, legal representatives, successors and assigns. Each party hereto and the persons signing below warrant that the person signing below on such party's behalf is authorized to do so and to bind such party to the terms of this Amendment.

     8. The terms and provisions of the Lease are hereby incorporated in this Amendment.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

[PROPERTY MANAGER: Please provide Tenant Information and Word Processing will complete the signature block]

                                    Exhibit G
           Tenant's Initial Hazardous Materials Disclosure Certificate

Your cooperation in this matter is appreciated. Initially. the information provided by you in this Hazardous Materials Disclosure Certificate is necessary for the Landlord (identified below) to evaluate and finalize a lease agreement with you as Tenant. After a lease agreement is signed by you and the Landlord (the "Lease Agreement"), on an annual basis in accordance with the provisions of
Section 29 of the signed Lease Agreement, you are to provide an update to the information initially provided by you in this certificate. The information contained in the initial Hazardous Materials Disclosure Certificate and each annual certificate provided by you thereafter will be maintained in confidentiality by Landlord subject to release and disclosure as required by (i) any lenders and owners and their respective environmental consultants, (ii) any prospective purchaser(s) of all or any portion of the property on which the Premises are located, (iii) Landlord to defend itself or its lenders, partners or representatives against any claim or demand, and (iv) any laws, rules, regulations, orders, decrees, or ordinances, including, without limitation, court orders or subpoenas. Any and all capitalized terms used herein, which are not otherwise defined herein, shall have the same meaning ascribed to such term in the signed Lease Agreement. Any questions regarding this certificate should be directed to, and when completed, the certificate should be delivered to:

Landlord:     ____________________________________________
              ____________________________________________
              c/o Legacy Partners Commercial, Inc.
              101 Lincoln Centre Drive, Fourth Floor
              Foster City, California 94404
              Attn: ___________________________________
              Phone: (650) 571-2200

Name of (Prospective) Tenant: __________________________________________________

Mailing Address: _______________________________________________________________
________________________________________________________________________________

Contact Person, Title and Telephone Number(s): _________________________________

Contact Person for Hazardous Waste Materials Management and Manifests and Telephone Number(s): ___________________________________________________________
________________________________________________________________________________

Address of (Prospective) Premises: _____________________________________________

Length of (Prospective) Initial Term: __________________________________________


1.   General Information:

     Describe the Initial proposed operations to take place in, on, or about the Premises, including, without limitation, principal products processed, manufactured or assembled services and activities to be provided or otherwise conducted. Existing Tenants should describe any proposed changes to on-going operations.

     ___________________________________________________________________________
     ___________________________________________________________________________

2.   Use, Storage and Disposal of Hazardous Materials

     2.1 Will any Hazardous Materials be used, generated, stored or disposed of in, on or about the Premises? Existing Tenants should describe any Hazardous Materials which continue to be used, generated, stored or disposed of in, on or about the Premises.

          Wastes                 Yes [_]     No [_]
          Chemical Products      Yes [_]     No [_]
          Other                  Yes [_]     No [_]

          If Yes is marked. please explain: ____________________________________
          ______________________________________________________________________
          ______________________________________________________________________

     2.2 If Yes is marked in Section 2.1, attach a list of any Hazardous Materials to be used, generated, stored or disposed of in, on or about the Premises, including the applicable hazard class and an estimate of the quantities of such Hazardous Materials at any given time; estimated annual throughput; the proposed location(s) and method of storage (excluding nomina1 amounts of ordinary household cleaners and janitorial supplies which are not regulated by any Environmental Laws); and the proposed location(s) and method of disposal for each Hazardous Material, including, the estimated frequency, and the proposed contractors or subcontractors. Existing Tenants should attach a list setting forth the information requested above and such list should include actual data from on-going operations and the identification of any variations in such information from the prior year's certificate.

3.   Storage Tanks and Sumps

     3.1 Is any above or below ground storage of gasoline, diesel, petroleum, or other Hazardous Materials in tanks or sumps proposed in, on or about the Premises? Existing Tenants should describe any such actual or proposed activities.

          Yes [_]     No [_]

          If yes, please explain: ______________________________________________
          ______________________________________________________________________
          ______________________________________________________________________

4.   Waste Management

     4.1 Has your company been issued an EPA Hazardous Waste Generator I.D. Number? Existing Tenants should describe any additional identification numbers issued since the previous certificate.

          Yes [_]     No [_]

     4.2 Has your company filed a biennial or quarterly reports as a hazardous waste generator? Existing Tenants should describe any new reports filed.

          Yes [_]     No [_]

          If yes, attach a copy of the most recent report filed.

5.   Wastewater Treatment and Discharge

     5.1  Will your company discharge wastewater or other wastes to:

          _____ storm drain?     _____ sewer?
          _____ surface water?   _____ no wastewater or other wastes discharged.

          Existing Tenants should indicate any actual discharges. If so, describe the nature of any proposed or actual discharge(s).

     5.2  Will any such wastewater or waste be treated before discharge?

          Yes [_]     No [_]

          If yes, describe the type of treatment proposed to be conducted. Existing Tenants should describe the actual treatment conducted.

6.   Air Discharges

     6.1 Do you plan for any air filtration systems or stacks to be used in your company's operations in, on or about the Premises that will discharge into the air; and will such air emissions be monitored? Existing Tenants should indicate whether or not there are any such air filtration systems or stacks in use in, on or about the Premises which discharge into the air and whether such air emissions are being monitored.

          Yes [ ]       No [ ]

          If yes, please describe: ________________________________________
          _____________________________________________________________________
          _____________________________________________________________________

     6.2 Do you propose to operate any of the following types of equipment, or any other equipment requiring an air emissions permit? Existing Tenants should specify any such equipment being operated in, on or about the Premises.

          ______ Spray booth(s)      _______ Incinerator(s)
          ______ Dip tank(s)         _______ Other (Please describe)
          ______ Drying oven(s)      _______ No Equipment Requiring Air Permits

          If yes, please describe: ________________________________________
          _____________________________________________________________________
          _____________________________________________________________________

7.   Hazardous Materials Disclosures

     7.1 Has your company prepared or will it be required to prepare a Hazardous Materials management plan ("Management Plan") pursuant to Fire Department or other governmental or regulatory agencies' requirements? Existing Tenants should indicate whether or not a Management Plan is required and has been prepared.

          Yes [ ]       No [ ]

          If yes, attach a copy of the Management Plan. Existing Tenants should attach a copy of any required updates to the Management Plan.

     7.2 Are any of the Hazardous Materials, and in particular chemicals, proposed to be used in your operations in, on or about the Premises regulated under Proposition 65? Existing Tenants should indicate whether or not there are any new Hazardous Materials being so used which are regulated under Proposition 65.

          Yes [ ]       No [ ]

          If yes, please describe: ________________________________________
          _____________________________________________________________________
          _____________________________________________________________________


 8.     Enforcement Actions and Complaints

     8.1 With respect to Hazardous Materials or Environmental Laws, has your company ever been subject to any agency enforcement actions, administrative orders, or consent decrees or has your company received requests for information, notice or demand letters, or any other inquiries regarding its operations? Existing Tenants should indicate whether or not any such actions, orders or decrees have been, or are in the process of being, undertaken or if any such requests have been received.

          Yes [ ]       No [ ]

          If yes, describe the actions, orders or decrees and any continuing compliance obligations imposed as a result of these actions, orders or decrees and also describe any requests, notices or demands, and attach a copy of all such documents. Existing Tenants should describe and attach a copy of any new actions, orders, decrees, requests, notices or demands not already delivered to Landlord pursuant to the provisions of Section 29 of the signed Lease Agreement.

          _____________________________________________________________________
          _____________________________________________________________________

     8.2 Have there ever been, or are there now pending, any lawsuits against your company regarding any environmental or health and safety concerns?

          Yes [ ]       No [ ]

          If yes, describe any such lawsuits and attach copies of the complaint(s), cross-complaint(s), pleadings and all other documents related thereto as requested by Landlord. Existing Tenants should describe and attach a copy of any new complaint(s), cross-complaint(s), pleadings and other related documents not already delivered to Landlord pursuant to the provisions of
Section 29 of the signed Lease Agreement.

          _____________________________________________________________________
          _____________________________________________________________________

     8.3 Have there been any problems or complaints from adjacent Tenants, owners or other neighbors at your company's current facility with regard to environmental or health and safety concerns? Existing Tenants should indicate whether or not there have been any such problems or complaints from adjacent Tenants, owners or other neighbors at, about or near the Premises.

          Yes [ ]       No [ ]

          If yes, please describe. Existing Tenants should describe any such problems or complaints not already disclosed to Landlord under the provisions of the signed Lease Agreement.

          _____________________________________________________________________
          _____________________________________________________________________

9.   Permits and Licenses

     9.1 Attach copies of all Hazardous Materials permits and licenses including a Transporter Permit number issued to your company with respect to its proposed operations in, on or about the Premises, including, without limitation, any wastewater discharge permits, air emissions permits, and use permits or approvals. Existing Tenants should attach copies of any new permits and licenses as well as any renewals of permits or licenses previously issued.

The undersigned hereby acknowledges and agrees that (A) this Hazardous Materials Disclosure Certificate is being delivered in connection with, and as required by, Landlord in connection with the evaluation and finalization of a Lease Agreement and will be attached thereto as an exhibit; (B) that this Hazardous Materials Disclosure Certificate is being delivered in accordance with, and as required by, the provisions of Section 29 of the Lease Agreement; and (C) that Tenant shall have and retain full and complete responsibility and liability with respect to any of the Hazardous Materials disclosed in the HazMat Certificate notwithstanding Landlord's/Tenant's receipt and/or approval of such certificate. Tenant further agrees that none of the following described acts or events shall be construed or otherwise interpreted as either (a) excusing, diminishing or otherwise limiting Tenant from the requirement to fully and faithfully perform its obligations under the Lease with respect to Hazardous Materials, including, without limitation, Tenant's indemnification of the Indemnitees and compliance with all Environmental Laws, or (b) imposing upon Landlord, directly or indirectly, any duty or liability with respect to any such Hazardous Materials, including, without limitation, any duty on Landlord to investigate or otherwise verify the accuracy of the representations and statements made therein or to ensure that Tenant is in compliance with all Environmental Laws; (i) the delivery of such certificate to Landlord and/or Landlord's acceptance of such certificate, (ii) Landlord's review and approval of such certificate, (iii) Landlord's failure to obtain such certificate from Tenant at any time, or (iv) Landlord's actual or constructive knowledge of the types and quantities of Hazardous Materials being used, stored, generated, disposed of or transported on or about the Premises by Tenant or Tenant's Representatives. Notwithstanding the foregoing or anything to the contrary contained herein, the undersigned acknowledges and agrees that Landlord and its partners, lenders and representatives may, and will, rely upon the statements, representations, warranties, and certifications made herein and the truthfulness thereof in entering into the Lease Agreement and the continuance thereof throughout the term, and any renewals thereof, of the Lease Agreement.

I (print name) ______________ , acting with full authority to bind the (proposed) Tenant and on behalf of the (proposed) Tenant, certify, represent and warrant that the information contained in this certificate is true and correct.

(Prospective) Tenant:

By:    ___________________________
Title: ___________________________
Date:  ___________________________

                                    EXHIBIT 1

                         SUBORDINATION, NON-DISTURBANCE
                            AND ATTORNMENT AGREEMENT
                            ------------------------

          This Subordination, Non-Disturbance and Attornment Agreement (this "Agreement") is as of the ___day of __________, 19__, between Credit Suisse First Boston Mortgage Capital LLC ("Lender") and ____________ ("Tenant").

                                    RECITALS
                                    --------

          A. Tenant is the tenant under a certain lease (the "Lease"), dated as of __________, 19__, with ___________ ("Landlord"), of premises described in the Lease (the "Premises") as more particularly described in Exhibit A hereto.
                                                             ---------

          B. This Agreement is being entered into in connection with a certain loan (the "Loan") which Lender has made to Landlord, and secured in part by a Deed of Trust, assignment of leases and rents and security agreement on the Premises (the "Deed of Trust") dated as of _________, 199_ and an assignment of leases and rents dated as of __________, 199_ (the "Assignment": the Deed of Trust, the Assignment and the other documents executed and delivered in connection with the Loan are hereinafter collectively referred to as the "Loan Documents").

                                    AGREEMENT
                                    ---------

         For mutual consideration, including the mutual covenants and agreements set forth below, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. Tenant agrees that the Lease and all terms and conditions contained therein and all rights, options, liens and charges created thereby is and shall be subject and subordinate in all respects to the Loan Documents and to all present or future advances under the obligations secured thereby and all renewals, amendments, modifications, consolidations, replacements and extensions of secured obligations and the Loan Documents, to the full extent of all amounts secured by the Loan Documents from time to time.

          2. Lender agrees that, if Lender exercises any of its rights under the Loan Documents such that it becomes the owner of the Premises, including but not limited to an entry by Lender pursuant to the Deed of Trust, a forec1osure of the Deed of Trust, a power of sale under the Deed of Trust or otherwise: (a) the Lease shall continue in full force and effect as a direct lease between Lender and Tenant, and subject to all the terms, covenants and conditions of the Lease, and (b) Lender shall not disturb Tenant's right of quiet possession of the Premises under the terms of the Lease so long as Tenant is not in default beyond any applicable grace period of any term, covenant or condition of the Lease.

          3. Tenant agrees that, in the event of a exercise of the power of sale or foreclosure of the Deed of Trust by Lender or the acceptance of a deed in lieu of foreclosure by Lender or any other succession of Lender to ownership of the Premises. Tenant will attorn to and recognize Lender as its landlord under the Lease for the remainder of the term of the Lease (including all extension periods which have been or are hereafter exercised) upon the same terms and conditions as are set forth in the Lease, and Tenant hereby agrees to pay and perform all of the obligations of Tenant pursuant to the Lease.

          4. Tenant agrees that, in the event Lender succeeds to the interest of Landlord under the Lease, Lender shall not be:

          (a) liable in any way for any act, omission, neglect or default of any prior Landlord (including, without limitation, the then defaulting Landlord), or

          (b) subject to any claim, defense, counterclaim or offsets which Tenant may have against any prior Landlord (including, without limitation, the then defaulting Landlord), or

          (c) bound by any payment of rent or additional rent which Tenant might have paid for more than one month in advance of the due date under the Lease to any prior Landlord (including, without limitation, the then defaulting Landlord), or

          (d) bound by any obligation to make any payment to Tenant which was required to be made prior to the time Lender succeeded to any prior Landlord's interest, or

          (e) accountable for any monies deposited with any prior Landlord (including security deposits), except to the extent such monies are actually received by Lender, or

          (f) bound by any amendment or modification of the Lease made without the written consent of Lender.

          Nothing contained herein shall prevent Lender from naming Tenant in any foreclosure or other action or proceeding initiated in order for Lender to avail itself of and complete any such foreclosure or other remedy.

          5. Tenant hereby agrees to give to Lender copies of all notices of Landlord default(s) under the Lease in the same manner as, and whenever, Tenant shall give any such notice of default to Landlord and no such notice of default shall be deemed given to Landlord unless and until a copy of such notice shall have been so delivered to Lender. Lender shall have the right but no obligation to remedy any landlord default under the Lease, or to cause any default of Landlord under the Lease to be remedied, and for such purpose Tenant hereby grants Lender, in addition the period given to Landlord for remedying defaults, an additional 30 days to remedy, or cause to be remedied, any such default. Tenant shall accept performance by Lender of any term, covenant, condition or agreement to be performed by Landlord under the Lease with the same force and effect as though performed by Landlord. No Landlord default under the Lease shall exist or shall be deemed to exist (i) as long as Lender, in good faith, shall have commenced to cure such default within the above reference time period and shall be prosecuting the same to completion with reasonable diligence, subject to force majeure, or (ii) if possession of the Premises is required in order to cure such default, or if such default is not susceptible of being cured by Lender, as long as Lender, in good faith, shall have notified Tenant that Lender intends to institute proceedings under the Loan Documents, and, thereafter, as long as such proceedings shall have been instituted and shall be prosecuted with reasonable diligence. In the event of the termination of the Lease by reason of any default thereunder by Landlord, upon Lender's written request, given within thirty (30) days after any such termination, Tenant, within fifteen (15) days after receipt of such request, shall execute and deliver to Lender or its designee or nominee a new lease of the Premises for the remainder of the term of the Lease upon all of the terms, covenants and conditions of the Lease. Neither Lender nor its designee or nominee shall become liable under the Lease unless and until Lender or its designee or nominee becomes, and then only with respect to periods in which Lender or its designee or nominee remains, the owner of the Premises. In no event shall Lender have any personal liability as successor to Landlord and Tenant shall look only to the estate and property of Lender in the Premises for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money in the event of any default by Lender as Landlord under the Lease, and no other property or assets of Lender shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to the Lease. Lender shall have the right, without Tenant's consent, to foreclose the Deed of Trust or to accept a deed in lieu of foreclosure of the Deed of Trust or to exercise any other remedies under the Loan Documents.

          6. Tenant has no knowledge of any prior assignment or pledge of the rents accruing under the Lease by Landlord. Tenant hereby acknowledges the making of the Assignment from Landlord to Lender in connection with the Loan. Tenant acknowledges that the interest of the Landlord under the Lease is to be assigned to Lender solely as security for the purposes specified in said assignments, and Lender shall have no duty, liability or obligation whatsoever under the Lease or any extension or renewal thereof, either by virtue of said assignments or by any subsequent receipt or collection of rents thereunder, unless Lender shall specifically undertake such liability in writing.

          7. If Tenant is a corporation, each individual executing this Agreement on behalf of said corporation represents and warrants that s/he is duly authorized to execute and deliver this Agreement on behalf of said corporation, in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the by-laws of said corporation, and that this Agreement is binding upon said corporation in accordance with its terms. If Landlord is a partnership, each individual executing this Agreement on behalf of said partnership represents and warrants the s/he is duly authorized to execute and deliver this Agreement on behalf of said partnership in accordance with the partnership agreement for said partnership.

          8. Any notice, election, communication, request or other document or demand required or permitted under this Agreement shall be in writing and shall be deemed delivered on the earlier to occur of (a) receipt or (b) the date of delivery, refusal or nondelivery indicated on the return receipt, if deposited in a United States Postal Service Depository, postage prepaid, sent certified or registered mail, return receipt requested, or if sent via recognized commercial courier service providing for a receipt, addressed to Tenant or Lender, as the case may be at the following addresses:

     If to Tenant:

     NetFlix.Com
     ---------------------------------
     750 University Ave
     ---------------------------------
     Los Gatos CA 95032  ATTN: CFO
     ---------------------------------

     with a copy to:

     _________________________________

     _________________________________

     _________________________________

     _________________________________

          If to Lender:    Credit Suisse First Boston Mortgage Capital LLC
                           11 Madison Avenue,
                           New York, New York 10010
                           Attention: _____________________

          with a copy to:  Cadwalader, Wickersham & Taft
                           100 Maiden Lane
                           New York, New York 10038
                           Attention: William P. McInerney, Esq.

          9. The term "Lender" as used herein includes any successor or assign of the named Lender herein, including without limitation, any co-lender at the time of making the Loan, any purchaser at a foreclosure sale and any transferee pursuant to a deed in lieu of foreclosure, and their successors and assigns, and the term "Tenant" as used herein includes any successor and assign of the named Tenant herein.

          10. If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, such provision shall be deemed modified to the extent necessary to be enforceable, or if such modification is not practicable such provision shall be deemed deleted from this Agreement, and the other provisions of this Agreement shall remain in full force and effect.

          11. Neither this Agreement nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing executed by the party against which enforcement of the termination, amendment, supplement, waiver or modification is sought.

          12. This Agreement shall be construed in accordance with the laws of the State of ____________________.


          Witness the execution hereof as of the date first above written.

                                         [LENDER]

                                          By:___________________________________
                                             Name: _____________________________
                                             Title: ____________________________

                                         [TENANT]

                                         By:  /s/ Netflix.com
                                            ------------------------------------
                                            Name:  /s/ W. Barry McCarthy, Jr.
                                                   -----------------------------
                                            Title: CFO
                                                   -----------------------------

          The undersigned Landlord hereby consents to the foregoing Agreement and confirms the facts stated in the foregoing Agreement.

                                         [LANDLORD]

                                         By:____________________________________
                                            Name: ______________________________
                                            Title:______________________________

                       First Amendment to Lease Agreement
                           Change of Commencement Date


This First Amendment to Lease Agreement (the "Amendment") is made and entered into to be effective as of December 3, 1999, by and between LINCOLN-RECP OLD OAKLAND OPCO, LLC, a Delaware limited liability company ("Landlord"), and NetFlix.com, a Delaware corporation ("Tenant"), with reference to the following facts:

                                    Recitals

A. Landlord and Tenant have entered into that certain Lease Agreement dated August 11, 1999 (the "Lease"), for the leasing of certain premises containing approximately 31,830 rentable square feet of space located at 2219 Old Oakland Road, San Jose, California (the "Premises") as such Premises are more fully described in the Lease.

B.  Landlord and Tenant wish to amend the Commencement Date of the Lease.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

    1. Recitals: Landlord and Tenant agree that the above recitals are true and
       --------
       correct.

    2. The Commencement Date of the Lease shall be December 7, 1999.

    3. The last day of the Term of the Lease (the "Expiration Date") shall be December 6, 2004.

    4. The dates on which the Base Rent will be adjusted are:

       for the period December 7, 2000 to December 6, 2001 the monthly Base Rent shall be $38,196.00;
       for the period December 7, 2001 to December 6, 2002 the monthly Base Rent shall be $39,788.00;
       for the period December 7, 2002 to December 6, 2003 the monthly Base Rent shall be $41,379.00; and
       for the period December 7, 2003 to December 6, 2004 the monthly Base Rent shall be $42,971.00.

    5. Effect of Amendment: Except as modified herein, the terms and conditions
       -------------------
of the Lease shall remain unmodified and continue in full force and effect. In the event of any conflict between the terms and conditions of the Lease and this Amendment, the terms and conditions of this Amendment shall prevail.

    6. Definitions: Unless otherwise defined in this Amendment, all terms not
       -----------
defined in this Amendment shall have the meaning set forth in the Lease.

    7. Authority: Subject to the provisions of the Lease, this Amendment shall
       ---------
be binding upon and inure to the benefit of the parties hereto, their respective heirs, legal representatives, successors and assigns. Each party hereto and the persons signing below warrant that the person signing below on such party's behalf is authorized to do so and to bind such party to the terms of this Amendment.

    8. The terms and provisions of the Lease are hereby Incorporated in this Amendment.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

Tenant:

NetFlix.com,
a Delaware corporation

By:   /s/ W. Barry McCarthy, Jr.
      --------------------------

Its:  CFO/Secretary
      --------------------------

Date: 1-24-00
      --------------------------

By:   _____________________

Its:  Secretary

Date: _____________________


Landlord:

LINCOLN-RECP OLD OAKLAND, LLC.
a Delaware limited liability company

By: LEGACY PARTNERS COMMERCIAL, INC.,
    as manager and agent for Lincoln-RECP Old Oakland OPCO, LLC

    By:  /s/ [ILLEGIBLE]
        ------------------------------
             Senior Vice President

    Date: ____________________________

If Tenant is a CORPORATION, the authorized officers must sign on behalf of the
               -----------
corporation and indicate the capacity in which they are signing. The Lease must be executed by the president or vice-president and the secretary or assistant
                                               ---
secretary, unless the bylaws or a resolution of the board of directors shall
           ------
otherwise provide, in which event, the bylaws or a certified copy of the resolution, as the case may be, must be attached to this Lease.

                                    Exhibit A
                    Original Premises and Additional Premises



     The non cross-hatched area below represents the "Additional Premises".

                                  [FLOOR PLAN]
                              2219 OLD OAKLAND ROAD
                              SAN JOSE, CALIFORNIA

                       Second Amendment to Lease Agreement

This Second Amendment to Lease Agreement (the "Amendment") is made and entered into as of January 4, 2000, by and between LINCOLN-RECP OLD OAKLAND OPCO, LLC, a Delaware limited liability company ("Landlord"), and NETFLIX.COM, a Delaware corporation ("Tenant"), with reference to the following facts.

                                    Recitals

A. Landlord and Tenant have entered into that certain Lease Agreement dated as of August 11, 1999 (the "Lease"), for the leasing of certain premises consisting of approximately 31,830 rentable square feet located at 2219 Old Oakland Road, San Jose, California (the "Original Premises") as such Original Premises are more fully described in the Lease.

B. Landlord and Tenant now wish to amend the Lease to provide for, among other things, the addition of certain contiguous space to the Original Premises, all upon and subject to each of the terms, conditions, and provisions set forth herein.


NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant agree as follows:

     1.   Recitals: Landlord and Tenant agree that the above recitals are true
          --------
and correct and are hereby incorporated herein as though set forth in full.

     2.   Premises:
          --------

          2.1 Commencing on February 1, 2000 (the "AP Commencement Date") there shall be added to the Original Premises those certain premises consisting of approximately 26,490 rentable square feet located at 2217 Old Oakland Road, San Jose, California (the "Additional Premises"), which Additional Premises are depicted on the buildinq plan attached hereto and made a part hereof as Exhibit A.

          2.2 For purposes of the Lease, from and after the AP Commencement Date, the "Premises" as defined in Section 1 of the Lease shall mean and refer to the aggregate of the Original Premises and the Additional Premises consisting of a combined total of approximately 57,850 rentable square feet located at 2219 Old Oakland Road. Accordingly, from and after the AP Commencement Date, all references in this Amendment and in the Lease to the term "Premises" shall mean and refer to the Original Premises and the Additional Premises. Landlord and Tenant hereby agree that for purposes of the Lease, from and after the AP Commencement Date, the rentable square footage area of the Premises shall be conclusively deemed to be 58,320 rentable square feet. In addition to the foregoing, it is the parties express intention that the balance of the Term of the Lease for the Original Premises and the Additional Premises be coterminous with the Expiration Date of the initial Term as specified in the Lease and that any option or renewal term described in the Lease shall be applicable to both the Premises and the Additional Premises.

          2.3 Notwithstanding anything to the contrary contained herein or in the Lease, Landlord shall neither be subject to any liability, nor shall the validity of the Lease be affected if Landlord is not able to deliver to Tenant possession of the Additional Premises by the AP Commencement Date. Provided, however, Tenant's obligation to pay Rent on the Additional Premises shall commence on the date possession is tendered.

     3.   Base Rent: The Basic Lease Information and Section 3 of the Lease are
          ---------
hereby modified to provide that during the Term of the Lease the monthly Base Rent payable by Tenant to Landlord, in accordance with the provisions of Section 3 of the Lease shall be as follows:

                                  Original Premises     Additional Premises  Aggregated Amount of
            Period                Monthly Base Rent      Monthly Base Rent     Monthly Base Rent
            02/01/00 - 12/06/00     $   36,464.00          $   30,464.00         $   67,069.00
            12/07/00 - 12/06/01     $   38,196.00          $   31,788.00         $   69,984.00
            12/07/01 - 12/06/02     $   39,788.00          $   33,113.00         $   72,901.00
            12/07/02 - 12/06/03     $   41,379.00          $   34,437.00         $   75,816.00
            12/07/03 - 12/06/04     $   42,971.00          $   35,762.00         $   78,733.00

     4.   Condition of the Additional Premises: Subject to the provisions of
          ------------------------------------
Section 2 above, on the AP Commencement Date Landlord shall deliver to Tenant possession of the Additional Premises in its then existing condition and state of repair, "AS IS", without any obligation of Landlord to remodel, improve or alter the Additional Premises, to perform any other construction or work of improvement upon the Additional Premises, or to provide Tenant with any construction or refurbishing allowance. Tenant acknowledges that no representations or warranties of any kind, express or implied, respecting the condition of the Additional Premises, Building, or Park or have been made by Landlord or any agent of Landlord to Tenant, except as expressly set forth herein. Tenant further acknowledges that neither Landlord nor any of Landlord's agents, representatives or employees have made any representations as to the suitability or fitness of the Additional Premises for the conduct of Tenant's business, including without limitation, any storage incidental thereto, or for any other purpose. Any exception to the foregoing provisions must be made by express written agreement signed by both parties.

     5.   Security Deposit: Tenant's existing Security Deposit of Two Hundred
          ----------------
Nineteen Thousand Six Hundred Thirty and 00/100 Dollars ($219,630.00) shall be reduced to Zero Dollars ($0.00) and such Security Deposit amount shall be returned to Tenant upon Landlord's receipt of the Letter of Credit (which must be in form and content acceptable to Landlord as set froth in Section 14) pursuant to Section 14 of this Amendment. In addition, the final two (2) sentences of Section 4 of the Lease are hereby deleted and of no further force or effect.

     6.   Tenant's Share of Operating Expenses: As of the AP Commencement Date,
          ------------------------------------
the Lease shall be modified to provide that Tenant's Share of Operating Expenses (as defined in the Basic Lease Information and Section 6 of the Lease) shall be increased to 100% of the Building, 41% of the Park.

     7.   Tenant's Share of Tax Expenses: As of the AP Commencement Date, the
          ------------------------------
Lease shall be modified to provide that Tenant's Share of Tax Expenses (as defined in the Basic Lease Information and Section 6.2 of the Lease) shall be increased to 41%.

     8.   Tenant's Share of Utility Expenses: As of the AP Commencement Date,
          ----------------------------------
the Lease shall be modified to provide that Tenant's Share of Utility Expenses (as defined in the Basic Lease Information and Section 7 of the Lease) shall be increased to 100% of the Building, 41% of the Park.

     9.   Tenant's Share of Common Area Utility Costs: As of the AP Commencement
          -------------------------------------------
Date, the Lease shall be modified to provide that Tenant's Share of Common Area Utility Costs (as defined in the Basic Lease Information and Section 7 of the Lease) shall be increased to 100% of the Building, 41% of the Park.

     10.  Unreserved Parking Spaces: As of the AP Commencement Date, the Lease
          -------------------------
shall be modified to provide that Tenant's Unreserved Parking Spaces (as defined in the Basic Lease Information) shall be increased to two hundred thirty-three
(233).

     11.  Insurance: Tenant shall deliver to Landlord, upon execution of this
          ---------
Amendment, a certificate of insurance evidencing that the Additional Premises are included within and covered by Tenant's insurance policies required to be carried by Tenant pursuant to the Lease.

     12.  Brokers: Tenant warrants that it has had no dealings with any real
          -------
estate broker or agent in connection with the negotiation of this Amendment other than Cornish & Carey. If Tenant has dealt with any other person, real estate broker or agent with respect to this Amendment other than Cornish & Carey, Tenant shall be solely responsible for the payment of any fee due to said person or firm, and Tenant shall indemnify, defend and hold Landlord free and harmless against any claims, judgments, damages, costs, expenses, and liabilities with respect thereto, including attorneys' fees and costs.

     13.  Park and Building: The Park, as defined in the Basic Lease
          -----------------
Information, shall herein be modified to reflect the current aggregate building area of 140,710 rentable square feet, and the Building, as defined in the Basic Lease Information shall herein be modified to 58,306 rentable square feet.

     14.  Collateral for Performance of Lease Obligations: Simultaneously with
          -----------------------------------------------
Tenant's execution and delivery of this Amendment to Landlord and as a condition precedent to the effectiveness of this Amendment, Tenant shall deliver to Landlord, as collateral for the full and faithful performance by Tenant of all of its obligations under this Lease and for all losses and damages Landlord may suffer as a result of any default by Tenant under this Lease, an irrevocable and unconditional negotiable letter of credit, in the form and containing the terms required herein, payable in the City of Foster City, California running in favor of Landlord issued by a solvent bank under the supervision of the Superintendent of Banks of the State of California, or a National Banking Association, in the amount of Four Hundred Two Thousand and 00/100 Dollars ($402,000.00)(the
"Letter of Credit"). The Letter of Credit shall be (a) at sight and irrevocable,
(b) maintained in effect, whether through replacement, renewal or extension, for the entire Lease Term (the "Letter of Credit Expiration Date") and Tenant shall deliver a new Letter of Credit or certificate of renewal or extension to

Landlord at least thirty (30) days prior to the expiration of the Letter of Credit, without any action whatsoever on the part of Landlord, (c) subject to the Uniform Customs and Practices for Documentary Credits (1993-Rev) International Chamber of Commerce Publication #500, (d) acceptable to Landlord in its sole discretion, and (e) fully assignable by Landlord by amendment thereto in accordance with customary letter of credit practice and permit partial draws. In addition to the foregoing, the form and terms of the Letter of Credit (and the bank issuing the same) shall be acceptable to Landlord, in Landlord's sole discretion, and shall provide, among other things, in effect that: (1) Landlord, or its then managing agent, shall have the right to draw down an amount up to the face amount of the Letter of Credit upon the presentation to the issuing bank of Landlord's (or Landlord's then managing agent's) statement that such (A) amount is due to Landlord under the terms and conditions of this Lease, it being understood that if Landlord or its managing agent be a corporation, partnership or other entity, then such statement shall be signed by an officer (if a corporation), a general partner (if a partnership), or any authorized party (if another entity), and (B) an event of default has occurred under this Lease and all applicable notice and cure periods have elapsed; (2) the Letter of Credit will be honored by the issuing bank without inquiry as to the accuracy thereof and regardless of whether the Tenant disputes the content of such statement; and (3) in the event of a transfer of Landlord's interest in the Building, Landlord shall transfer the Letter of Credit, in whole or in part (or cause a substitute letter of credit to be delivered, as applicable), to the transferee and thereupon the Landlord shall, without any further agreement between the parties, be released by Tenant from all liability therefor, and it is agreed that the provisions hereof shall apply to every transfer or assignment of the whole or any portion of said Letter of Credit to a new Landlord. If, as a result of any such application of all or any part of the Letter of Credit, the amount of the Letter of Credit shall be less than Four Hundred Two Thousand and 00/100 Dollars ($402,000.00), Tenant shall within five (5) days thereafter provide Landlord with additional letter(s) of credit in an amount equal to the deficiency (or a replacement letter of credit in the total amount of Four Hundred Two Thousand and 00/100 Dollars ($402,000.00) and each such additional (or replacement) letter of credit shall comply with all of the provisions of this Section 14, and if Tenant fails to do so, the same shall constitute an incurable default by Tenant. Tenant further covenants and warrants that it will neither assign nor encumber the Letter of Credit or any part thereof and that neither Landlord nor its successors or assigns will be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. Without limiting the generality of the foregoing, if the Letter of Credit expires earlier than the Letter of Credit Expiration Date, Landlord will accept a renewal thereof or substitute letter of credit (such renewal or substitute letter of credit to be in effect not later than thirty
(30) days prior to the expiration thereof), which shall be irrevocable an automatically renewable as above provided through the Letter of Credit Expiration Date upon the same terms as the expiring letter of credit or such other terms as may be acceptable to Landlord in its reasonable discretion. However, if the Letter of Credit is not timely renewed or a substitute letter of credit is not timely received, or if Tenant fails to maintain the Letter of Credit in the amount and terms set forth in this Section 14, Landlord shall have the right to present such Letter of Credit to the bank in accordance with the terms of this Section 14, and the entire sum evidenced thereby shall be paid to and held by Landlord as collateral for performance of all of Tenant's obligations under this Lease and for all losses and damages Landlord may suffer as a result of any default by Tenant under this Lease. If there shall occur a default under this Lease as set forth in Section 20 of this Lease, Landlord may, but without obligation to do so, draw upon the Letter of Credit, in part or in whole, to cure any default of Tenant and/or to compensate Landlord for any and all damages of any kind or nature sustained or which may be sustained by Landlord resulting from Tenant's default. Tenant agrees not to interfere in any way with payment to Landlord of the proceeds of the Letter of Credit, either prior to or following a "draw" by Landlord of any portion of the Letter of Credit, regardless of whether any dispute exists between Tenant and Landlord as to Landlord's right to draw from the Letter of Credit. No condition or term of this Lease shall be deemed to render the Letter of Credit conditional to justify the issuer of the Letter of Credit in failing to honor a drawing upon such Letter of Credit in a timely manner. Landlord and Tenant acknowledge and agree that in no event or circumstance shall the Letter of Credit or any renewal thereof or substitute therefor be (i) deemed to be or treated as a "security deposit" within the meaning of California Civil Code Section 1950.7 (as supplemented, amended, replaced and substituted from time to time), (ii) subject to the terms of such Section 1950.7 (as supplemented, amended, replaced and substituted from time to time), or (iii) intended to serve as a "security deposit" within the meaning of such Section 1950.7 (as supplemented, amended, replaced and substituted from time to time). The parties hereto (x) recite that the Letter of Credit is not intended to serve as a security deposit and such
Section 1950.7 (as supplemented, amended, replaced and substituted from time to time) and any and all other laws, rules and regulations applicable to security deposits in the commercial context ("Security Deposit Laws") shall have no applicability or relevancy to the Letter of Credit and (y) waive any and all rights, duties and obligations either party may now or, in the future, will have relating to or arising from the Security Deposit Laws.

 Notwithstanding the foregoing, on the third anniversary of the Commencement Date of the Lease, or following Tenant's public offering of its stock and subsequent achievement of a net worth of at least Forty Million Dollars ($40,000,000.00) and such net worth is then sustained for three consecutive financial quarters and substantiated by financial reports provided by Tenant to Landlord, which ever event occurs sooner, and, so long as Tenant has not been in material default of the Lease beyond any applicable cure period, then Tenant shall have the right to provide a cash Security Deposit to Landlord in the amount of Seventy Eight Thousand Seven Hundred Thirty-Three and 00/100 Dollars ($78,733.00) (the "New Deposit"). In the event that Tenant has met the financial and other requirements set forth above and Tenant is no longer required to maintain the Letter of Credit, so long as Tenant delivers the New Deposit to Landlord, as set forth herein, Landlord and Tenant shall execute an Amendment to the Lease signifying such removal of the Letter of Credit requirement and Tenant shall deposit the New Deposit with Landlord and Landlord shall return the Letter of Credit to

Tenant. Thereafter, for the purposes of this Lease, the New Deposit shall be
(i) deemed to be the "Security Deposit" under the terms of the Lease and (ii) subject to all of the provisions of the Lease relating to the "Security Deposit".

     15. Tenant's Early Termination Option: The parties hereby acknowledge and
         ---------------------------------
agree that effective as of the date of this Amendment the Termination Option pursuant to Section 41 of the Lease shall be deleted in its entirety and shall be of no further force and effect and Tenant shall have no further right to terminate the Lease.

     16. Effect of Amendment: Except as modified herein, the terms and
         -------------------
conditions of the Lease shall remain unmodified and continue in full force and effect. In the event of any conflict between the terms and conditions of the Lease and this Amendment, the terms and conditions of this Amendment shall prevail.

     17. Definitions: Unless otherwise defined in this Amendment, all terms
         -----------
not defined in this Amendment shall have the meanings assigned to such terms in the Lease.

     18. Authority: Subject to the assignment and subletting provisions of the
         ---------
Lease, this Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, legal representatives, successors and assigns. Each party hereto and the persons signing below warrant that the person signing below on such party's behalf is authorized to do so and to bind such party to the terms of this Amendment.

     19. Incorporation: The terms and provisions of the Lease are hereby
         -------------
incorporated in this Amendment.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

Tenant:

NETFLIX.COM,
a Delaware corporation

By:       /s/ W. Barry McCarthy, Jr.
       -----------------------------

Its:             CFO
       -----------------------------

Date:           1/5/00
       -----------------------------


By:       /s/ [ILLEGIBLE]
       -----------------------------

Its:             COO
       -----------------------------

Date:          1/2/00
       -----------------------------


Landlord:

LINCOLN-RECP OLD OAKLAND OPCO, LLC,
a Delaware limited liability company

By:   LEGACY PARTNERS COMMERCIAL, INC.,
      as manager and agent for Lincoln-RECP Old Oakland OPCO, LLC

      By:   _________________________________
            Senior Vice President

Date: _________________________________

If Tenant is a CORPORATION, the authorized officers must sign on behalf of the
               -----------
corporation and indicate the capacity in which they are signing. The Lease must be executed by the president or vice-president and the secretary or assistant secretary, unless the bylaws or a resolution of the board of directors shall
           ------
otherwise provide, in which event, the bylaws or a certified copy of the resolution, as the case may be, must be attached to this Lease.

                                    Exhibit A
                    Original Premises and Additional Premises

The non cross-hatched area below represents the "Additional Premises".

                            THIRD AMENDMENT TO LEASE
                            ------------------------

          THIS THIRD AMENDMENT TO LEASE (this "Amendment") is made as of the 12 day of June, 2001 (the "Effective Date"), by and between JOSEPH A. SULLY, an individual ("Landlord"), and NETFLIX.COM, a Delaware corporation ("Tenant"), with reference to the following facts and objectives:

                                    RECITALS

          A. Lincoln RECP Old Oakland OPCO, LLC, a Delaware limited liability company ("Lincoln"), as predecessor in interest to Landlord, and Tenant entered into that certain Lease Agreement (NNN R&D) dated August 19, 1999 (the "Lease"), as amended by that certain First Amendment to Lease Agreement (the "First Amendment") dated January 4, 2000 by and between Lincoln and Tenant and that certain Second Amendment to Lease Agreement (the "Second Amendment") dated January 4, 2000 by and between Lincoln and Tenant, pursuant to which Tenant has leased approximately 57,580 square feet of space located at 2219 Old Oakland Road, San Jose, California, as more particularly described therein (the "Premises"). The Lease, the First Amendment and the Second Amendment shall hereinafter collectively be referred to as the "Lease Agreement." The Lease Agreement was subsequently assigned by Lincoln to Landlord.

          B. Upon execution of the Lease, Tenant deposited with Lincoln Two Hundred Nineteen Thousand Six Hundred Thirty and 00/100 Dollars ($219,630.00), in cash, as a security deposit (the "Security Deposit"). Subsequently, pursuant to the Second Amendment, the Security Deposit was replaced with a letter of credit (the "Letter of Credit") provided by Tenant to Lincoln (and now held by Landlord) in the amount of Four Hundred Two Thousand and 00/100 Dollars ($402,000.00). Landlord is currently refinancing the property of which the Premises are a part and, in connection therewith, Landlord and Tenant would like to replace the Letter of Credit with cash to be held as a cash security deposit.

          C. Landlord and Tenant now desire to amend the Lease Agreement to provide for replacement of the Letter of Credit with a cash security deposit.

                                    AGREEMENT

          NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.  Security Deposit.  Sections 5 and 14 of the Second Amendment are
              ----------------
hereby deleted in their entirety. The "Security Deposit" section of the Basic Lease Information of the Lease is hereby deleted in its entirety and replaced with the following: "Security Deposit ((P)4): Four Hundred Two Thousand and 00/100 dollars ($402,000.00), subject to the adjustments set forth in Section 4 of the Lease." In addition, in lines twenty-three and twenty-four of Section 4 of the Lease, the phrase "Forty Two Thousand Nine Hundred Seventy-One and 00/100 Dollars ($42,971.00)" is hereby deleted and replaced with the following phrase:
"Seventy-Eight Thousand Seven Hundred Thirty-Three and 00/100 Dollars ($78,733.00)".

          Upon the Effective Date, Landlord shall return the Letter of Credit to Tenant and, within three (3) days after Tenant receives the Letter of Credit from Landlord, Tenant shall deposit with Landlord the sum of Four Hundred Two Thousand and 00/100 Dollars ($402,000.00), in cash, to be held as a security deposit pursuant to and in accordance with and subject to Section 4 of the Lease.

          2.  Miscellaneous. If any one or more of the provisions contained in
              -------------
this Amendment shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. Captions are inserted for convenience only and will not affect the construction hereof. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Lease Agreement. This Amendment, together with the Lease Agreement, constitutes the entire agreement between Landlord and Tenant regarding the Lease Agreement and the subject matter contained herein and supersedes any and all prior and/or contemporaneous oral or written negotiations, agreements or understandings. This Amendment may not be orally changed or terminated, nor any of its provisions waived, except by an agreement in writing signed by the party against whom enforcement of any changes, termination or waiver is sought. This Amendment shall be binding upon, and inure to the benefit of the parties hereto, their respective legal representatives, successors and assigns.

          IN WITNESS WHEREOF, the parties have executed this Amendment, by their duly authorized signatories, as of the day and year first above written.

LANDLORD:                               TENANT:



                                        NETFLIX.COM,
                                        a Delaware corporation

     /s/ Joseph A. Sully               By      /s/ W. Barry McCarthy, Jr.
-------------------------------           ----------------------------------
    JOSEPH A. SULLY                    Name        W. BARRY MCCARTHY, JR.
                                            --------------------------------
                                       Title       CFO
                                            --------------------------------

                                        2